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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)0

[X]  Definitive Proxy Statement (Amendment No. 1)

[ ]  Soliciting Material Pursuant to SSss.240.14a-11(c) orss.240.14a-12

                             HAWKS INDUSTRIES, INC.

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------

                 Potential persons who are to respond to the collection of SEC 1913 (3-99) information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

--------------------------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

          3)   Filing Party:

--------------------------------------------------------------------------------

          4)   Date Filed:

--------------------------------------------------------------------------------

Reg.ss.240.14a-101.  Notes:

          2. If a document is incorporated by reference but not delivered to security holders , include an undertaking to provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been Incorporated by reference In the proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates), and the address (including title or department) and telephone numbers to which such a request is to be directed. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

                             HAWKS INDUSTRIES, INC.
                                 913 Foster Road
                              Casper, Wyoming 82601



     NOTICE OF SPECIAL MEETING IN LIEU OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON July 26, 2000

     To the Shareholders of
     HAWKS INDUSTRIES, INC.

     On June 10, 1999, Hawks Industries, Inc., a Wyoming Corporation (the "Company"), entered into an Agreement (the "Agreement") which, as amended, is with Universal Equities Consolidated, LLC, David H. Peipers, The Cornerhouse Limited Partnership and The Winsome Limited Partnership (collectively referred to as "Buyers"), which will allow Buyers to secure a controlling interest in the Company's common stock through a Private Placement. The value placed on the
Company's shares in the Agreement was $1.60 per share for at least 6,250,000 shares of common stock yielding the Company a consideration of $10,000,000. The Agreement also included the right to buy up to an additional 14,375,000 shares at the same price. The maximum consideration to be received by the company is $33,000,000 if all the additional shares are purchased.

     Subsequent to the Agreement, on April 17, 2000, the Company's Board of Directors declared a 7.5% stock dividend for all shareholders of record on May 1, 2000. The dividend required an adjustment to the number of shares to be delivered to the Buyer which increased the number of shares to be disbursed to 6, 718, 750 and the right to buy shares to 15,453,125. The total number of shares subject to the agreement is now 22,171,875. The total consideration for the private placement did not change and therefore, the adjusted price per share is now $1.49. References throughout the proxy materials will be made on adjusted numbers which result from the stock dividend.

     The terms of the Agreement require a payment of at least $5,000,000 in cash, with the remainder of the consideration being paid in cash and/or transfer of Buyer's rights to receive payment from a debt obligation from North Star Exploration, Inc. ("North Star"), and/or North Star common stock, and/or Zeus Consolidated Holdings, Inc. ("Zeus") common stock. North Star and Zeus are private Nevada Corporations which own or hold options on mineral rights in Alaska. The options held by North Star cover approximately 7,000,000 acres in Alaska.

     The Agreement also requires the redemption of shares in the Company owned by three principal shareholders in exchange for certain assets of the Company. Therefore, on June 9, 1999, the Company entered into a Redemption of Shares Agreement with officers and directors, Bruce A. Hinchey and James E. Meador, Jr. and principal shareholder Anne D. Zimmerman Revocable Trust dated November 14, 1991 (collectively referred to as "Principal Shareholders"), to acquire all of Principal Shareholders' common stock in the Company, excluding their ESOP shares, in exchange for assets of the Company.

     The June 9, 1999 Redemption of Shares Agreement was determined as a result of negotiations between the Directors and the three principal shareholders using as part of the consideration, book values for the shares and exchanged assets as reported by the Company in the most recent 10-K Report. The Agreement was unanimously approved by the Company's Board of Directors with Bruce A. Hinchey and James E. Meador, Jr. abstaining from said approval.

     The Company entered into the Agreement to provide a substantial injection of capital and to allow the Company to participate in future exploration and development of the North Star mineral rights in Alaska. As a result of this Agreement, the principal business of the Company will change from an environmental testing business to a natural resource exploration and development business.

     The Company expects to use the proceeds of the transaction for general corporate purposes and future operations, which may include, in addition to mineral exploration on the option lands held by North Star, projects related to sustainable (i.e. environmentally friendly) development of energy natural resources. The ownership of the company's common stock by shareholders will not be affected by the proposed transaction, the Company will continue to be subject to the reporting requirements of the Securities

Exchange Act of 1934 following completion of the transaction, and the company's common stock may continue to trade on the NASDAQ Stock Exchange to the extent a market continues to exist. The Company has no control whether a market will continue to exist

     As a result of the Agreement, the Buyers will control both Hawks and North Star and will be able to determine the terms of any transactions between them. North Star will have shareholders other than the Company who will indirectly share in any benefits and burdens of North Star resulting from transactions with the Company.

     If the transaction is not approved by the Shareholders, the Company anticipates that it will continue with its current operations which consist mainly of environmental testing. The private placement and redemption of shares described above will be subject to the Company's shareholders' approval at its Special Meeting in lieu of the Annual Meeting.

     The discussion of the information set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

     NOTICE IS HEREBY GIVEN that the Special Meeting in lieu of the Annual Meeting of Shareholders of HAWKS INDUSTRIES, INC., a Wyoming Corporation (the "Company"), will be held at the office of the Company at 913 Foster Road, Casper, Wyoming 82601 on July 26, 2000 at 2:00 P.M. or at any postponement or adjournment thereof for the following purposes:

     1. To elect one director to serve until the Annual Meeting of the Shareholders to be held in 2002 or until his successor has been elected and qualified. This matter is covered in the Election of Directors section of the Proxy Statement.

     2. To increase the authorized number of shares of common stock from 5 million to 50 million shares for the purpose of raising additional capital through a private placement of common stock. Referred to in the Proxy Statement as Proposal 1.

     3. To approve the private placement of up to 22,171,875 shares of common stock with Universal Equities Consolidated, LLC., David H. Peipers, The Cornerhouse Limited Partnership and The Winsome Limited Partnership. Referred to in the Proxy Statement as Proposal 2.

     4. To approve the redemption of common stock through a disposition of Company assets to principal shareholders, Bruce A. Hinchey, James E. Meador, Jr. and the Anne D. Zimmerman Revocable Trust dated November 14, 1991. Referred to in the Proxy Statement at Proposal 3.

     5. To approve a change of domicile for the Company from Wyoming to Nevada. Referred to in the Proxy Statement as Proposal 4.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 10, 2000 will be entitled to notice of and to vote at the meeting. All shareholders are cordially invited to attend and to meet the management and Board of Directors of the Company.

                                              By Order of the Board of Directors

                                              Bob Despain
                                              Secretary

Casper, Wyoming
June 20, 2000

                                    IMPORTANT
           IF YOU DO NOT PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND
                            RETURN THE ENCLOSED PROXY
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES

                                 PROXY STATEMENT
                             HAWKS INDUSTRIES, INC.
                                 913 FOSTER ROAD
                              CASPER, WYOMING 82601

                          SHAREHOLDERS ENTITLED TO VOTE

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HAWKS INDUSTRIES, INC. (the "Company") for use at the Special Meeting in lieu of the Annual Meeting of the Shareholders of the Company. It is anticipated that these proxy materials will be mailed to Shareholders on or about June 23, 2000.

     Holders of shares of the Common Stock of the Company of record at the close of business May 10, 2000, will be entitled to vote at the Special Meeting in lieu of the Annual Meeting of Shareholders to be held on July 26, 2000 at 2:00 P.M. at the offices of the Company at 913 Foster Road, Casper, Wyoming 82601 or at any postponement or adjournment thereof.

     This Proxy Statement relates to the approval of a number of matters as summarized in the notice which is attached to this Proxy Statement and described in more detail herein. The Company is also delivering with this proxy statement the following documents which are hereby incorporated herein: North Star Exploration, Inc. and Zeus Consolidated Holdings Financial Statements as listed in the exhibits to this proxy statement index. The Company further incorporates by reference into this Proxy Statement the Company's annual report on Form 10-K/A-1 for the year ended December 31, 1999, quarterly Form 10-Q/A-1 for the quarter ended March 31, 2000, and its reports on Form 8-K reporting events of June 9, 1999 and June 10, 1999, and amendments thereto, and all other reports filed since December 31, 1999, in accordance with Sections 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may be revoked by any Shareholder present at the meeting who expresses a desire to vote his or her shares in person. A proxy, when executed and not so revoked, will be voted in accordance therewith.

     Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof, will not be counted as voting on a particular matter. The officers, directors, and/or principal Shareholders, Bruce
A. Hinchey, James E. Meador, Jr., and Anne D. Zimmerman Revocable Trust dated November 14, 1991 of the Company (holders of approximately 418,863 shares, 29.3% of the outstanding shares) have indicated their intention to abstain from voting on the Redemption of Shares Proposal 3 as they have a conflict of interest in said proposals. No other shareholder has indicated his or her intentions with respect to voting on any of the proposals. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon. All properly executed and unrevoked proxies that do not contain voting instructions will be voted in favor of Proposals 1, 2 and 3.

     The Company will bear the cost of the proxy solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of the Company's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

                               DISSENTERS' RIGHTS

     The Wyoming Business Corporation Act provides shareholders a right to dissent and obtain payment of the fair value of their shares from the Company under certain circumstances; provided, that, if the shareholder has a right to dissent, the shareholder strictly follows the statutory procedures for doing so to perfect his or her dissenters' rights. In connection with the Redemption of Shares Proposal 3 contained in this Proxy Statement shareholders may have the right to dissent if the Company completes the proposed transaction. For a detailed description of these dissenters' rights and the statutory provisions governing them, see the section entitled "DISSENTERS' RIGHTS" appearing immediately after the description of the Redemption of Shares in Proposal 3.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The voting securities entitled to vote at the meeting consist of shares of Common Stock of the Company with each share entitling its owner to one vote upon each matter submitted to a vote.

     The close of business on May 10, 2000, has been fixed by the Board of Directors as the record date for determination of Shareholders entitled to vote at the meeting, and the number of outstanding shares on, April 1, 2000 was 1,426,208.

     The following table shows the beneficial ownership of the shares of the Company as of the close of business on April 1, 2000, of each person known to the Company to be the beneficial owner of more than 5% of the Company's issued and outstanding Common Stock and of all officers and directors as a group. Unless noted to the contrary, each person or entity has direct ownership and sole voting dispositive power.

                                                                   Percent of
Name and Address                            Shares Owned       Class Outstanding
----------------                            ------------       -----------------
Bruce A. Hinchey                            124,623(a)(c)            8.7
913 Foster Road
Casper, Wyoming 82601

James E. Meador, Jr                         129,586(b)(c)            9.1
913 Foster Road
Casper, Wyoming 82601

Anne D. Zimmerman                           164,655                 11.5
Revocable Trust
400 E. 1st St
Casper, Wyoming 82601

All Officers and Directors and 5%           418,863                 29.3
Shareholders as Group (three in number)

----------
(a) Included are 12,420 shares allocated in the Company's Employee Stock Ownership Plan-Trust.

(b) Included are 12,502 and 2,678 shares allocated to Mr. Meador and his spouse respectively in the Company's Employee Stock Ownership Plan-Trust.

(c) Included are 1,801 shares Mr. Meador and Mr. Hinchey own through H & M Properties.


                 INTEREST OF PARTIES IN MATTERS TO BE ACTED ON

     Bruce A. Hinchey, President of Hawks Industries, Inc.; James E. Meador, Jr., Vice President of Hawks Industries, Inc.; and Anne D. Zimmerman, a Physician, through her Revocable Trust (collectively referred to as "Shareholders"), will receive certain assets of the Company in exchange for their common stock in the Company if the proposed Redemption of Shares is approved by the shareholders of the Company at the Special Meeting in lieu of the Annual Meeting. For this reason, Bruce A. Hinchey, James E. Meador, Jr. and Anne D. Zimmerman Revocable Trust dated November 13, 1991 will abstain from voting on the Proposal 3 transaction at the Special Meeting in lieu of the Annual Meeting.

     None of the Shareholders has been convicted in a criminal proceeding during the past ten years. Shareholders have purchased the following shares of common stock of the Company in the past two years:

Name                            Date of Purchase                      Shares
----                            ----------------                      ------
Bruce A. Hinchey                 January, 1998                          215

James E. Meador, Jr.             October, 1998                        1,075

                                   March, 1999                        2,150

Anne D. Zimmerman                February 1998                      164,655
Revocable Trust dated
November 13, 1991

     Shareholders have not sold any shares during the past two years. The shares purchased were through cash transactions. Shareholders are not party to any contract, arrangements, or understandings with any person with respect to any securities of the Company. Shareholders have no arrangement or understanding with any person with respect to any future employment by the Company or its affiliates' or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

                              ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation and By-laws, Directors are divided into three classes that contain one or more Directors and hold a term of office of three years.

     As of the date of this Proxy Statement, one Class II Director will be elected to serve until 2002 or until a successor is duly elected and qualified.

     At the meeting it is proposed that Gerald M. Moyle, who is presently the Class II Director of the Company and whose term expired in 1999, be elected for a three year term. Upon election he shall serve in such capacity until the 2002 Annual Meeting of the Shareholders or until a successor is duly elected and qualified.

     If the enclosed Proxy is duly executed and received in time for the meeting, and if no contrary specification is made as provided therein, it is the intention of the persons named therein to vote the shares represented thereby for the person nominated for election as Director of the Company. If the nominee should refuse or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The management presently has no knowledge that any nominee will refuse or be made unable to serve.

     The following information is furnished as of April 1, 2000, with respect to the nominee and the other Directors whose terms in office will continue after the meeting.

                                        Principal Occupation               Year Since               Share of
                                     During the Last Five Years               which               Common Stock          Percent
                                     and Position with Company            Continuously            Beneficially            of
Name/Age                             (In Addition to Director)             A Director                 Owned             Class
--------                             -------------------------             ----------                 -----             -----
Dwight B. Despain/ 45          Appointed  as  a  Class  III  Director         1992                    2,204               .2
                               August 24, 1992.  Attorney  with Dixon & Despain,
                               Casper,  WY  since  1990;  Warnick  &  Blood  Law
                               Offices from 1985-1990.

Bruce A. Hinchey/ 50           Appointed  as a  Class III Director May        1993                  124,623(a)(c)        8.7
                               12,   1993;   President   of   Western
                               Environmental  Services  and  Testing,
                               Inc.,  a wholly  owned  subsidiary  of
                               Hawks   Industries   whose   principal
                               business  is  providing  environmental
                               testing  services  from  1981  through
                               1997.  President of Hawks  Industries,
                               Inc.  and  Vice-President  of  Western
                               Environmental   Services   &  Testing,
                               Inc.   since  Mr.  Meador  became  the
                               President in 1998.

James E. Meador, Jr./ 46       Appointed  as a  Class I  Director  May        1993                  129,586(b)(c)       9.1
                               12,  1993;  Vice  President of Western
                               Environmental  Services  and  Testing,
                               Inc. 1981 through  1997.  President of
                               Western   Environmental   Services   &
                               Testing,  Inc. and  Vice-President  of
                               Hawks  Industries,  Inc.  beginning in
                               1998.  Mr.  Meador  had  no gap in his
                               employment    between    being    Vice
                               President  and  President  of  Western
                               Environmental Services & Testing, Inc.

Gerald M. Moyle/ 44            Appointed  as Class II  Director  June         1994                       9              .0
                               30,   1994;   Land  Manager  of  Brown
                               Operating, Inc. since 1984.

----------
(a) Included are 12,420 shares allocated in the Company's Employee Stock Ownership Plan-Trust.

(b) Included are 15,179 shares allocated to Mr. Meador and his spouse in the Company's Employee Stock Ownership Plan-Trust.

(c) Included are 1,801 shares Mr. Meador and Mr. Hinchey own through H & M Properties.

                        RESUME OF NOMINEE GERALD E. MOYLE

Gerald E. Moyle, Director

     Mr. Moyle graduated from the University of Wyoming in 1977 with a Bachelor of Science degree. He was a staff accountant for Fox & Company from 1977 to 1979 when he became controller of LR Company to 1980; was vice president of Cowboy Resources, Inc. from 1980 to 1984. From 1984 to the present, Mr. Moyle has been the land manager for Maurice W. Brown and Brown Operating, Inc., an oil and gas exploration and development company. He was elected to the Board of Directors for Hawks Industries, Inc. June 30, 1994.

     The Board of Directors met formally twice during the fiscal year. Mr. Moyle was present for both meetings. All other directors were present for the meetings of the Board of Directors in fiscal 1998. In addition, discussions were held frequently on an informal basis, and all action specifically required to be approved by the Board of Directors, pursuant to the Wyoming Corporation Law, was taken by written consent setting forth the action so taken signed by all the directors provided by Section 141 (t) of the Law.

     The Board of Directors audit committee  consists of Gerald E. Moyle,  James
E. Meador, Jr., and Dwight B. Despain.

     The Board of Directors has no nominating or compensation committee.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

     The following table sets forth all cash compensation paid by the Company during the fiscal year to executive officers whose cash compensation exceeded $60,000 and to all executive officers as a group.

                             Executive Compensation

                                              Annual compensation                         Long term compensation
                                                                                       Awards             Payout
Name and principal           Year       Salary     Bonus     Other annual    Restricted    Securities      LTIP     All other
position                                 ($)        ($)      Compensation       Stock      Under-Lying    payouts    Compen-
                                                                  ($)         Award(s)       Option         ($)       sation
                                                                                            SARS (#)
           (a)               (b)         (c)        (d)           (e)            (f)           (g)          (h)        (i)
CEO-Bruce A. Hinchey         1999      104,000      -0-         (a, b)           -0-           -0-          -0-        -0-
President and Director       1998       80,000      -0-         (a, b)           -0-           -0-          -0-        -0-
of Hawks Industries,         1997       87,800      -0-         (a, b)           -0-           -0-          -0-        -0-
Inc. Vice President of
Western Environmental
Services & Testing, Inc.

James E. Meador, Jr.         1999      103,000      -0-         (a, b)           -0-           -0-          -0-        -0-
Vice President and           1998       80,000      -0-         (a, b)           -0-           -0-          -0-        -0-
Director of Hawks            1997       87,800      -0-         (a, b)           -0-           -0-          -0-        -0-
Industries, Inc.,
President of Western
Environmental Services &
Testing, Inc.

Joseph J. McQuade            1998       37,320      -0-           (a)            -0-           -0-          -0-        -0-
President, CEO and           1997       98,280      -0-           (a)            -0-           -0-          -0-        -0-
Director of Hawks
Industries.

All Executive Officers       1999      207,000      -0-                          -0-           -0-          -0-        -0-
as a Group (Two in           1998      160,000      -0-                          -0-           -0-          -0-        -0-
number)                      1997      273,880      -0-                          -0-           -0-          -0-        -0-

----------
(a) Messers. Hinchey, Meador and McQuade received other compensation valued at less than 10% of the compensation reported in this table.

(b) Pursuant to employment agreements expiring 2004, Messers. Hinchey and Meador would receive a lump sum payment of approximately four years' salary and each would receive approximately $100,000 in consideration of receiving a reduced salary in past years if employment should be terminated by the Company without cause.

     Directors who are not employees are paid $300 per meeting for their attendance at Board meetings. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and Shareholder's meetings.

                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST

     The Plan was Adopted in December 1975. Annual contributions by the Company are not mandatory, but the Plan provides for annual contributions by the company to the profit-sharing trust for the account of eligible employees in an amount up to 25% of their salaries subject to the limitation imposed by ERISA. The Plan provides that the Trustee shall invest the funds in shares of Common Stock of the Company purchased either in the open market, directly from the Company, or from existing shareholders. All of the shares will remain with the Trustee until paid to employees upon leaving the Company's service. In the event of retirement, disability or death, the entire amount of the employee's credit will be directly distributed to the employee or his named beneficiary. Upon termination, other than by reason of death, disability or retirement, the amount at termination will be a percentage of the amount of his account as follows:

                                  Years    Percentage
                                  -----    ----------
                                    2         20%
                                    3         40%
                                    4         60%
                                    5         80%
                                    6        100%

     The Company has the right to amend or terminate the Plan at any time. The purpose of the Plan is to provide employees with additional incentive and opportunity, through the Company contribution, to acquire an Ownership in the Company by becoming shareholders.

     During the Fiscal year, the amounts accrued by Mr. Hinchey and Mr. Meador and his spouse were, respectively $3,672 and $4,667.

     The Company terminated the Plan June 30, 1999, and made distributions of all assets in the Plan to the employees. Mr. Hinchey and Mr. Meador did not take a direct distribution of their portion of the Plan but rather, had it rolled over into their 401 K Plans. The roll-over for Mr. Hinchey consisted of 12,263 shares of the Company's common stock and $6,698.82 in cash. Mr. Meador's roll-over consisted of 12,339 shares of the Company's common stock and $6,716.49 in cash.

                          INCENTIVE STOCK OPTION PLAN

     The Plan approved by the Shareholders of the Company on June 15, 1982, authorized the stock incentives for key executives to further the identity of their interest with the interests of the shareholders and to increase their stake in the future growth and prosperity of the Company. This Plan expired June 15, 1992. The Plan was intended to induce continued employment of key executives and, by offering comparable incentives, to enable the Company to compete for, attract, and retain competent executives.

     As of the date of this Proxy Statement there are options outstanding for 2,688 shares under the Plan. They were issued in September 1990 and will, if not exercised previously, expire in September of 2000.

                              SECTION 16 REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Officers, Directors, and greater than 10% stockholders are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received by it and written representations from certain reporting persons, the Company believes that, during the period January 1, 1998 to December 31, 1999, all filing requirements applicable to its Officers, Directors, and greater than 10% beneficial owners were completed and timely filed.


                                   BACKGROUND

                              PROPOSALS 1, 2, AND 3

     In the spring of 1999, the Buyers contacted the President of the Company, Bruce A. Hinchey, with a proposal to secure a controlling interest in the Company's common stock through a private placement.

     The Buyers represented that they were interested in returning the Company's primary business focus to natural resources exploration and development and were not interested in continuing the environmental testing business conducted by the Company's subsidiary, Western Environmental Service & Testing, Inc.

     The Company was originally founded and has operated as a natural resource exploration and development company. However, due to a constricted cash position as a result of low crude oil prices for the past several years, the Company has been unable to pursue natural resources projects. The Company's officers and employees maintain an expertise in the oil and gas business. The President of the Company, Bruce A. Hinchey, studied petroleum engineering in college for two and one-half years and has directed the Company's oil and gas section for the past seven years. Mr. Bill Ukele, the Company's Chief Financial Officer, has over twenty years of oil and gas experience. Other employees have various engineering degrees including petroleum engineering training.

     Management and the Company's Directors recognized that the private placement with the Buyers would allow the Company to refocus its efforts into the natural resources business allowing Management and the Company's employees to return to the type of business the Company was originally formed to conduct and therefore negotiated the private placement of common stock at the Company's book value per share. The Buyers originally offered to acquire the Company shares at the NASDAQ trading price which was approximately $0.90 per share. The Board of Directors rejected that offer and demanded the book value per share at the time, which was $1.60 prior to the stock dividend. The Buyers agreed to the Directors' price per share demand. The private placement of common stock requires an increase in the number of authorized shares of the Company's common stock by its shareholders.

     As part of the private placement transaction, the Buyers required a liquidation of the Company's environmental testing subsidiary and related assets and a redemption of the principal shareholders' common stock in the Company. In 1992, Bruce A. Hinchey and James E. Meador, Jr., two of the three principal shareholders, transferred 100% interest in Western Environmental Services and Testing, Inc. to the Company in exchange for their current holdings of the Company's common stock. The environmental testing subsidiary has remained substantially the same size since its acquisition by the Company. Results from the environmental testing business have yielded a lack of stability in income to the Company. In fact, the Company has experienced losses in some years since the business was acquired. Therefore it was determined by the Directors, other than Mr. Hinchey and Mr. Meador, that the environmental testing business did not produce the desired results to the Company and a return of the environmental testing business in exchange for the common stock originally conveyed for the business would satisfy both the Buyers' requirements in the private placement transaction and should be submitted to the shareholders of the Company for their approval. Other assets of the Company are being used in Proposal 3 to satisfy obligations and liabilities of the Company to the Principal Shareholders. The Company's management and Directors did not receive or consider any other business opportunities or offer other than from the Buyers.

     As a result of the Agreement, the Buyers will control both Hawks and North Star and will be able to determine the terms of any transactions between them. North Star will have shareholders other than the Company who will indirectly share in any benefits and burdens of North Star resulting from transactions with the Company

     Results of the above described negotiations and proposed transactions were all conditioned on the approval of a majority of the Company's Shareholders at its next Special Meeting in lieu of the Annual Meeting. If any one of the three proposed transactions is not approved by a majority of the shareholders, all of the proposed transactions will be terminated. The proposed transactions are set forth in Proposals 1, 2, and 3 which follow.


                                   PROPOSAL 1

                       Authorize Increase in Common Stock
                      $0.01 par value from 5,000,000 Shares
                              to 50,000,000 Shares

     The Company requests the authorization from a majority of its voting Common Stock, $0.01 par value shareholders to increase the number of authorized Common Stock, $0.01 par value shares from 5,000,000 to 50,000,000.

     The increase in the number of authorized shares is necessary to complete the June 10, 1999 private placement transaction which is described in detail in Proposal 2 below. The increase in authorized shares will result in 10 times more shares being available for issue by the Company and, if issued, could result in a dilution of interest ownership by existing shareholders. The rights of the existing shareholders will not be altered by this increase and the newly authorized shares will carry the same rights, privileges and powers which currently exist with the Common Stock, $0.01 par value shares. The increase in the authorized shares of common stock will in some cases allow the Company to issue additional shares without shareholder approval. The issuance of additional shares otherwise than a stock split or stock dividend will have a dilutive effect on shareholder ownership of the Company and as a result, reduce the percentage ownership of the shareholders. The proposed Resolution to increase the authorized number of shares in the Company is attached hereto as Exhibit "A" to this Proxy Statement.

                                 Intended Use of
                     45,000,000 Additional Authorized Shares

                           Use                                Number of Shares
                           ---                                ----------------
Shares to be Issued In Private Placement described in             6,718,750
   Proposal 2
Shares to be issued if all options are exercised in              15,453,125
   Private Placement described in Proposal 2
Shares authorized but not issued                                 22,828,125*
                                                                 ----------
      Total Additional Shares                                    45,000,000

* The Company has no present plans, commitments or understandings with regard to the issuance of any of the presently authorized but unissued shares.


                                   PROPOSAL 2

                        PRIVATE PLACEMENT OF COMMON STOCK

     On June 10, 1999, the Company entered into an Agreement, which as amended , is with Universal Equities, Consolidated, LLC, David H. Peipers, The Cornerhouse Limited Partnership and The Winsome Limited Partnership (collectively referred to as "Buyers") which will allow Buyers to secure a controlling interest in the Company's common stock through a private placement. The value placed on the Company's shares in the offer was approximately $1.49 per share for at least 6,718,750 shares of common stock yielding the Company a consideration of $10,000,000. The Agreement was amended on September 23, 1999,

October 15, 1999, January 31, 2000, and April 17, 2000 and references to the Agreement herein are to the Agreement as amended. The Agreement also includes the right for a period of up to eight months after the initial closing to buy up to an additional 15,453,125 shares at the same price. The maximum consideration to be received by the Company will be $33,000,000 if all 22,171,875 shares are purchased for approximately $1.49 per share.

     The amount paid will include at least $5,000,000 in cash, with the remainder of the consideration being paid in cash and/or at Buyer's option, transfer of Buyer's rights in and to a debt obligation from North Star Exploration, Inc. ("North Star") up to a maximum of $10,200,000 and/or North
Star common stock up to a maximum of $16,950,000 and/or Zeus Consolidated Holdings, Inc. ("Zeus") common stock, up to a maximum of $850,000. At Buyers' election, up to an additional $300,000 of North Star indebtedness may be transferred in which event the total North Star and Zeus stock transferred will be reduced by an equivalent amount. Acquisition of half of the North Star shares being acquired will be accomplished by transfer of all of the shares of a holding company which presently holds such shares and has no other assets and no liabilities. The right to transfer North Star Shares and Zeus shares as part of the consideration is conditioned upon the prior transfer of the $5,000,000 in cash and at least $5,000,000 of indebtedness. The principal offices of North Star and Zeus are located at 12600 West Colfax Avenue, Suite C-500, Lakewood, Colorado 80215 and their telephone number is (303) 986-0100.


                     DESCRIPTION OF BUSINESS AND PROPERTIES

     North Star is a privately held Nevada corporation that is engaged in the business of acquiring, exploring and developing mineral properties in the State of Alaska.

     On May 27, 1997, North Star entered into an Option Agreement (the "Option Agreement") with Doyon, Limited ("Doyon"), a corporation owned by Native Americans, with respect to certain lands as to which Doyon received rights under the Alaska Native Claims Settlement Act. The Option Agreement provides North Star with the exclusive right to explore for minerals until January 1, 2002, to lease prospects identified in the course of such exploration, and to develop and produce minerals pursuant to such leases. The optioned lands encompass approximately seven million acres comprised of 24 individually named blocks, plus additional rights to surrounding lands within a defined area of interest.

     The Option Agreement requires North Star to spend $9 million over the life of the Option Agreement, with minimum commitments per year and with specific minimum expenditures per block. Exploration expenditures in excess of the minimum amount may be carried forward and credited to expenditure requirements for future years with certain limitations.

     At any time during the term of the Option Agreement, North Star may, if it has conducted a specified minimum amount of drilling, made a specified minimum amount of exploration expenditures and received a positive pre-feasibility study with respect to a particular mineral area, exercise its option to lease that area for mineral development for a specific term. If North Star achieves commercial production during the initial term, the lease will continue so long as there is commercial production. North Star may obtain leases both on areas currently owned by Doyon, and on areas from lands selected by Doyon pursuant to the Alaska Native Claims Settlement Act but not yet conveyed to Doyon. North Star has the right to add additional surrounding lease lands to the base lease in the event that further drilling delineates additional mineable reserves.

     Each mining lease is required to provide for an annual payment to Doyon commencing upon the execution of the lease of a specified amount per acre leased, but not less than a specified annual minimum total until a feasibility study is delivered to Doyon. If a feasibility study is not delivered to Doyon before the fifth anniversary of the lease, the annual per acre and total amounts increase. North Star must also incur minimum expenditures until the feasibility study is delivered to Doyon. Starting on the date of submittal of a feasibility study, North Star must pay Doyon a yearly advance royalty which is larger than the annual minimum total that was payable prior to feasibility and which is recoup able out of 50% of future royalties. From commencement of commercial production until payback North Star is required to pay Doyon a specified percentage royalty of net smelter returns or a larger specified percentage share of net profits, whichever is greater, and after payback a larger specified percentage royalty of net smelter returns or a share of net profits, whichever is greater. Doyon reserves the right, after delivery of a positive feasibility study, to buy a fractional portion of North Star's equity in a project for a price slightly less than a proportionate amount of North Star's cost.

     As of March 31, 2000, North Star had spent $5,608,980 of the $9 million required to be spent over the term of the Option Agreement. The fieldwork in which these sums have been spent has resulted not only in extension of some of the existing prospects but also in the discovery of a number of new prospects. These include a gold-silver prospect in the Kaiyah area southwest of Galena, Alaska; a gold-polymetallic prospect in the East Divide area of the Healy Village block, another gold-polymetallic prospect in the Cross Gulch area in western Alaska; and a third gold-polymetallic prospect near the Northway Road-Alaska Highway intersection in the Northway Village Block. Sufficient work has not yet been done in any of these areas, however, to establish the existence of any proven or probable reserves.

     North Star has not yet exercised its option to lease any mineral area for development. It is North Star's intention to exercise such options at such time that it can do so on behalf of a joint venture or partnership in which it and another acceptable party will each have an interest.

     The first such option that North Star contemplates exercising is the subject of a letter of intent that has been signed by North Star with International Bravo Resource Corporation, a publicly owned Alaska corporation the shares of which are traded on the Canadian Venture Exchange ("Bravo"). The letter of intent recites that the parties intend to enter into an agreement (the "Final Contract") giving Bravo the right to acquire a 51% interest in three properties known as the Healy Lake block, Dot Lake Block and Tanacross Block properties, by issuing 200,000 shares of Bravo to North Star and by spending at least $5 million on the properties over a period of six years. The letter of intent further states that, upon the completion of the acquisition of a 51% interest in the properties by Bravo, it and North Star intend to enter into a joint venture agreement which will include provision for Bravo to increase its interest to 70% in designated specific prospects within the area of the properties. Consummation of the transaction is conditioned upon execution of the Final Contract and approval of the transaction by Doyon and the Canadian Venture Exchange.

     North Star has a staff of ten persons, consisting of five employees, who render executive and administrative services, and five consultants, who render primarily geological services. North Star's president is Walter Tyler, who received a professional degree as a geological engineer from the Colorado School of Mines in 1957 and has over 40 years of experience as an exploration manager and geologist, including conducting and supervising exploration, feasibility, economic and production studies of mineral properties in the lower forty-eight states, Alaska, Canada, Mexico and a number of South American and African countries. In addition to performing technical duties, his responsibilities have included administration of technical personnel and coordination of staff and contractors. Currently and for the past four years, he has served on the board of directors of Etruscan Ventures Ltd., a company whose shares are listed on the Toronto Stock Exchange, and on the board of Magna Consolidated Ventures Ltd., a company whose shares are listed on the Canadian Venture Exchange, and as a senior advisor to three private international exploration companies having millions of dollars in assets.

     Zeus is a private Nevada corporation the business of which is to explore and develop in the State of Alaska three mineral properties which are not included in the Doyon properties and which are outside the area of interest pertaining thereto. The properties being developed by Zeus are known as the Divide, Central and West Pogo properties. Exploration and development of those properties is provided for in a letter agreement that Zeus has entered into with Bravo granting Bravo the right to elect to acquire a 51% interest in each of the three properties. With respect to each property the consideration required to be provided by Bravo is (1) the issuance to Zeus of 200,000 shares of Bravo and (2) the incurring by Bravo of expenditures for maintenance, exploration and development amounting to $1 million by December 31, 2002 in the case of each of two of the properties and $3 million by December 31, 2003 in the case of the third (i.e. a total of 600,000 shares and $5 million of expenditures in order for Bravo to be entitled to exercise its rights to acquire a 51% interest in all three properties). The initial installment of 150,000 shares was issued to Zeus by Bravo on September 29, 1999. It is contemplated that each of the properties as to which Bravo completes the required transfer of shares and expenditures will be transferred to a new limited liability company in which the initial interests of the parties will be 51% for Bravo and 49% for Zeus, both subject to a dilution in the event of an election by a party not to contribute its proportionate share of proposed programs or budgets for future development of the property. Formal, definitive agreements to effectuate the foregoing terms are in the process of being prepared.

     Zeus does not have any employees. Its officers are officers of North Star who hold the same titles in Zeus that they hold in North Star.


                          North Star Exploration, Inc.
                         Selected Financial Information

As of and for periods ended:             12/31/97     12/31/98       12/31/99       03/31/99     03/31/00
                                         --------     --------       --------       --------     --------
                                                                                   (Unaudited)  (Unaudited)
Operating revenues                      $      -0-  $        -0-   $        -0-          -0-          -0-
Income (Loss)                            (795,878)   (2,975,786)    (4,755,263)    (989,003)    (801,736)
Total Assets                               273,765       529,390      1,010,925      951,105      997,641
Debt to Affiliate                        1,015,367     3,879,155     8,643, 112    5,251,972    9,413,462
Affiliate Cash Dividend                        -0-           -0-            -0-          -0-          -0-


                        Zeus Consolidated Holdings, Inc.
                         Selected Financial Information

As of and for the period      December 31, 1999  Period from Inception     March 31, 2000
ended:                                           (03/1/99 - 03/31/99)        (Unaudited)
Operating revenues                $  16,013               -0-                       -0-
Income (loss)                      (170,084)           (6,782)                   (9,019)
Total assets                         17,358             1,800                    22,890
Debt to affiliates                  157,903             6,781                   126,335
Cash dividends                          -0-               -0-                       -0-


                                Comparative Table


                             Hawks Industries, Inc.

                                     12/31/98            12/31/99         03/31/99    03/31/00
                                     --------            --------         --------    --------
(i)   Book value per share             $1.55              $1.53            $1.54       $1.35
(ii)  Cash dividends                    -0-                -0-              -0-         -0-
(iii) Income (loss) per share           0.10              (.01)             0.02       (0.18)
                             North Star Exploration
(i)   Book value per share             $-0-              $(0.43)           (0.24)      (0.49)
(ii)  Cash dividends                    -0-                -0-              -0-         -0-
(iii) Income (loss) per share         (0.15)              (0.24)           (7.69)      (.04)

                        Zeus Consolidated Holdings, Inc.
(i)   Book Value per share                                                 (.22)       (7.81)
(ii)  Cash dividends                                                        -0-         -0-
(iii) Income (loss) per share                             (7.69)           (.30)        (.12)

                     North Star Management's Discussion and
                       Analysis of Financial Condition and
                              Results of Operations

     North Star is still in the exploration stage, that is, it is still exploring for minerals and developing additional information about sites that are discovered. North Star has not yet exercised any options to lease prospects and therefore has not yet produced any revenues since inception.

     Expenditures for exploration increased from $701,734 for 1997 to $2,378,156 for 1998 and to $2,943,925 for 1999. The increases were due to intensification of North Star's exploration and development activities in an effort to accelerate the time when achievement of revenues can be accomplished. Expenditures for exploration for the three months ended March 31, 2000 were $304,435 as compared with $555, 596 for the three months ended March 31, 1999.

     General and administrative expenses increased from $70,165 for 1997 to $435,385 for 1998 and to $1,331,720 for 1999. The increase in 1999 was caused partly by professional fees incurred in the third and fourth quarters and the additional administrative expenses incurred in connection with managing operations and dealing with contemplated transactions. General and administrative expenses were $330,435 for the three months ended March 31, 2000 as compared to $348,009 for the three months ended March 31, 1999.

     Because of the absence of revenue, it has been necessary for North Star to borrow the funds needed for operations. Interest expense increased from $22,824 for 1997 to $152,463 for 1998 and to $446,331 for 1999. Interest expense was $158,786 for the three months ended March 31, 2000 as compared with $75,520 for the three months ended March 31, 1999.

     Primarily as a result of the above increases in expense, net losses increased from $795,878 for 1997 to $2,975,786 for 1998 and to $4,751,484 for
1999. Net losses were $801,736 for the three months ended March 31, 2000 as compared with $989,003 for the three months ended March 31, 1999.

     It may be noted that these net losses reflect the fact that all exploration costs have been treated as expenses as they have been incurred.

     All of the funding for North Star to date has been provided by Equistar Consolidated Holdings, LLC, a Nevada Limited Liabililty Company owned by the Buyers ("Equistar"). Equistar has advanced $9,413,462 as of March 31, 2000 to cover cash used in operations since inception of $8,501,844 and cash used in investing activities of $902,301. Investments of $630,000 were made to acquire leasehold interests and $252,301 was used to acquire equipment from inception to March 31, 2000. Equistar has committed to fund the operations of North Star through March 31, 2001, unless other financing is secured prior to that time. Such funding by Equistar will be unnecessary if Proposal 2 is adopted for in that event such funding will be furnished by the Company, which will use for that purpose, to the extent required, $4,500,000 of the cash consideration that will be received by the Company. With respect to a portion of North Star's properties, funding may be furnished by International Bravo Resource Corporation ("Bravo") to the extent it exercises its option, if the letter of intent ripens into a binding agreement. Apart from the possibilities of the Bravo transaction, it does not appear that North Star will have any other internal source of liquidity within the next twelve months.

     The following table summarizes the borrowings that have been made by North Star from Equistar from inception through December 31, 1999. The indebtedness bears simple interest at the rate of 7 percent per annum, payable at maturity along with the principal on March 31, 2001. North Star's indebtedness to Equistar is the debt obligation of North Star that will be assigned to the Company (in whole or in part, depending on whether the minimum or maximum number of shares are purchased) if Proposal 2 is approved.

Date                        Principal           Interest        Total for Period
--------------------------------------------------------------------------------
Jan-Jun 1997            $     327,500.00    $     3,125.04    $      330,625.04
Jul-Dec 1997                   19,698.53        680,800.61
                                                                     661,102.08
Jan-Jun 1998                1,066,050.00         50,161.25         1,116,211.25
Jul-Dec 1998                1,635,155.00        102,302.00         1,737,457.00
Jan-Jun 1999                2,772,835.00        176,251.69         2,949,086.69
Jul-Dec 1999                2,180,470.00        270,084.58         2,450,554.58
                        --------------------------------------------------------
Jan-Mar 2000                  770,350.00        158,785.51           929,135.51
Total, inception
To 03/31/00               -$9,413,462.08    $   780,408.60    $   10,193,870.68

                        Zeus Consolidated Holdings, Inc.
                Management's Discussion and Analysis of Financial
                      Conditions and Results of Operations

     Zeus' revenues from operations in 1999 and the first three months of 2000, were limited to a non-cash item of $16,013, which consisted of the 150,000 shares of stock of Bravo that were delivered as the first installment under the letter option agreement, as amended (the "Letter Option Agreement") referred to in Note 1 to the Financial Statements. It appears that the absence of any source of cash operating revenue will continue during most of 2000, except possibly for Bravo's obligation to reimburse Zeus for certain minimum assessment work and claims maintenance expenditures estimated in the Letter Option Agreement at $41,600. However, Bravo's obligation to make such payment is conditioned upon Bravo's receipt of funds from its "September 1999 financing" which Zeus is informed had not yet been commenced at April 1, 2000.

     It appears that, if Bravo decides to maintain its option rights in full, two additional installments payable in Bravo stock will have to be paid to Zeus during the rest of 2000, each for the same number of shares as the first installment, one (subject to approval of the Canadian Venture Exchange) upon the filing and acceptance of Zeus' 1999 assessment work, which filing and acceptance has been accomplished, and the other on or before December 31, 2000. However, if Bravo decides not to maintain all its option rights, some or all of such payments will not have to be made. Moreover, the shares of Bravo stock issuable to Zeus pursuant to the Letter Option Agreement will be subject to holding period and other restrictions under the British Columbia securities laws and Canadian Venture Exchange rules and, therefore, not immediately be freely salable.

     It is anticipated that funds necessary to explore and develop the properties will be expended by Bravo as part of the minimum expenditures it is required to make in order to preserve its option rights, and that those expenditures will include future minimum assessment work and claims maintenance. Should the last mentioned items fail to be paid by Bravo, it will be necessary for Zeus to obtain the necessary funds elsewhere in order to preserve its mineral rights. In the absence of any other source, it is anticipated that such funds will be obtainable, at least through June 30, 2001, from Equistar. Equistar has advanced funds to Zeus in the past and has stated that it intends to continue to provide financial assistance to Zeus to enable it to carry on its operations through at least June 30, 2001, unless Zeus becomes able to finance its operations internally or from other sources prior to said date.

     As a result of this transaction, the controlling interest in the Company will be owned by the Buyers or their designees in the following amounts.

                             Required Minimum Amount
                               of Shares Purchased
                               Under the Agreement

                                                    Percentage
                                      Number of    Ownership of
Purchaser                              Shares       the Company    Consideration
---------                              ------       -----------    -------------
Universal Equities
  Consolidated, LLC                  3,359,375       43.20531%     $ 5,000,000


David H. Peipers                     1,679,688       21.60265%       2,500,000


The Cornerhouse Limited
  Partnership                        1,007,812       12.96159%       1,500,000

The Winsome Limited
  Partnership                          671,875        8.64106%       1,000,000
                                   -----------       --------      -----------
            Total                    6,718,750       86.41061%     $10,000,000

                            Maximum Amount of Shares
                             Allowed to be Purchased
                               Under the Agreement

                                                  Percentage
                                 Number of       Ownership of
Purchaser                          Shares        the Company     Consideration
---------                          ------        -----------     -------------
Universal Equities
  Consolidated, LLC              11,085,938       47.72558%       $16,500,000

David H. Peipers                  5,542,969       23.86279%         8,250,000

The Cornerhouse Limited
  Partnership                     3,325,781       14.31767%         4,950,000

The Winsome Limited
  Partnership                     2,217,187        9.54512%         3,300,000
                                -----------       --------        -----------

            Total                22,171,875       95.45116%       $33,000,000

     The Company's Board of Directors have carefully reviewed the proposed transaction and believe it to be in the best interest of the Company and its shareholders. The transaction will inject at least $5,000,000 in cash most of which is intended to be used to the extent required for exploration and development of North Star's interests in the Doyon lands over the next twelve months.

     Any portion of the cash not so used and the rest of the consideration in the private placement will be used by the Company for general corporate purposes and future operations, which may include, in addition to exploration of North Star's mineral rights, projects related to sustainable (i.e. environmentally friendly) development of energy natural resources and the furnishing of funds which the Company may be called upon to contribute in connection with its existing oil and gas interests. The rights of the Company's Shareholders after the transaction will not differ materially from their rights before said transaction.

     The following graph shows the intended use of the cash portion of the consideration that will be received if Proposal 2 is approved:

                          INTENDED USE OF CASH PROCEEDS

                   Expenditure                 Amount        Percent
                   -----------                 ------        -------
               North Star Exploration      $4,500,000.00       90%
              Oil and Gas Development         500,000.00       10%
                                           -------------      ---
                 Total Expenditures         5,000,000.00      100%

     The non-cash portion of the consideration, which will consist of indebtedness of North Star if the minimum number of shares is purchased, and of indebtedness of North Star and shares of North Star and Zeus if the maximum number of shares is purchased, will in either event be retained as an investment by the Company.

     While the Company intends to use $4,500,000 of the cash consideration to be received in the transaction to fund operations of North Star, the Company is not contractually obligated to do so and will be free, if not all of the $4,500,000 is needed for that purpose, to use the part not so needed for the Company's other above mentioned activities.

     The Company will either own over 80 percent of the outstanding stock of North Star,if the buyers elect to purchase the maximum number of the Company's shares permitted by the Agreement, or none of the outstanding stock of North Star, if the Buyers purchase only the minimum number of the Company's shares called for by the Agreement. The Buyers have the right to choose whether tomake the maximum or the minimum purchase.

     Regardless of whether they purchase the maximum or minimum number of the Company's shares, the Buyers will control both the Company and North Star and be in a position to detemine the terms on which any financing of North Star by the company takes place. They Buyers have advised the Company that it is their intention to cause North Star to issue to the Company, as consideration for funds the company makes available to North Star, debt instruments, equity instruments and/or a combination of both (e.g., notes, stock and/or convertible debentures) in an amount commensurate with the amount of funds made available. At that time there will still be North Star stock owned by persons other than the Company (including the Buyers, if the minimum number of the company's shares is purchased under the Agreement) who will, as stockholders of North Star, indirectly share in any benefit derived, and in any burden assumed, by North Star as a result of its being financed by the Company.

     The Company does not anticipate taking any formal role in North Star's business activities, but as North Star's biggest lender and possibly largest stockholder (if the maximum number of the Company's shares is purchased under the Agreement) the company would expect its views, if any, on matters of general business policy to receive respectful attention.

     The transaction will be accounted for as a reverse acquisition and should not result in a taxable event. If a gain were recognized by the Company, it may be offset by the Company's operating loss carry-forwards. No federal or state regulatory requirements must be met or approval obtained in connection with this Transaction.

     The Company on March 31, 2000 had a net operating loss ("NOL") carryforward of $8,763,498. The Tax Reform Act of 1986 made substantial changes with regard to NOL carryforwards. After an "ownership change" the taxable income of a loss corporation available for offset by pre-change NOL carryforwards is limited annually to a prescribed rate times the value of the loss corporation's stock immediately before the ownership change. In general, an ownership change occurs if ownership of more than 50% in value of the stock of the loss corporation changes during the three year period preceding the test date. Under federal tax law, the amount and availability of loss carryforwards are subject to a variety of interpretations and restrictive tests applicable to the Company. Under the Code, the utilization of such loss carryforward could be limited or effectively lost upon completion of the transaction in Proposal 2. The net operating loss carryforwards expire between 1999 and 2012. The loss of the NOL carryforward would result in the Company loosing the ability to offset as much as $8,763,498 in future earnings and therefore the Company would pay the tax on those potential future earnings as required by the Internal Revenue Service.

     Prior to the proposed transaction, none of the Company, its directors, officers or affiliates has had any material contracts, arrangements, understandings, relationships, negotiations, or transactions with the Buyers, North Star or Zeus. Buyers have no plans to designate or otherwise transfer ownership of their Company shares acquired in the proposed transaction. The Buyers, directly and through affiliates, own more than eighty percent (80%) of the outstanding shares of North Star and Zeus.

     The Agreement also requires the redemption of shares in the Company owned by Bruce A. Hinchey, James E. Meador, Jr. and the Anne D. Zimmerman Revocable Trust, dated November 14, 1991, in exchange for certain assets of the Company. Details of this transaction are discussed in Proposal 3 below.

     The private placement described above is subject to the Company's Shareholder approval at its Special Meeting in lieu of the Annual Meeting. A majority of the shareholders in attendance or voting by proxy in favor of the Proposal will be required for its approval. A copy of the June 10, 1999
Agreement has been filed with the SEC in the form of an 8-K Report and is incorporated herein by reference. The audited financial statements as of December 31, 1999 and 1998 and for the period from inception (January 31, 1997) to December 31, 1999 as well as unaudited financial statements for the periods ending March 31, 2000 and 1999 for North Star Exploration are presented as Exhibit G to this Proxy Statement. The audited financial statements as of December 31, 1999 and for the period of inception (March 1, 1999) through December 31, 1999 as well as unaudited financial statements for the periods ending March 31, 2000 and 1999 for Zeus Consolidated Holdings, Inc. are presented as Exhibit H to this Proxy Statement.

                      REDEMPTION OF PRINCIPAL SHAREHOLDERS'
                           STOCK WITH CORPORATE ASSETS

     On June 9, 1999, the Company entered into an Agreement with officers and directors, Bruce A. Hinchey and James E. Meador, Jr. and principal shareholder Anne D. Zimmerman Revocable Trust dated, November 14, 1991 (collectively referred to as "Principal Shareholders"), to acquire all of the Principal Shareholders' common stock in the Company excluding their ESOP shares, and their release of the company from certain liabilities, in exchange for assets of the Company. A copy of the Agreement has been filed with the SEC in the form of an 8-K Report and is incorporated by reference. Said Agreement sets forth the terms and conditions of the redemption of shares. The redemption of shares is required by the Buyers to insure they receive a minimum of 86% of the outstanding shares of common stock in the Company to assure the Buyers of continued control in the event that the Company of the Buyers should sell shares of common stock of the Company to other parties, publicly or privately, in the future (although at the present time no such plans have been made) and because the Buyers do not want to continue to operate the environmental testing subsidiary. The redemption of shares proposal is made pursuant to the Agreement dated June 10, 1999, which has also been filed with the SEC in the form of an 8-K Report and is incorporated by reference.

     The June 9, 1999 Redemption of Shares Agreement was determined as a result of negotiations between the non-interested Directors and three Principal Shareholders. Two of the three Principal Shareholders, Bruce A. Hinchey and James E. Meador, Jr., are Officers and Directors of the Company and have conflicting interests as a result of their service as Officers and Directors. It is the intent of Mr. Meador and Mr. Hinchey to continue operation of the environmental testing business upon completion of this transaction.

     The Agreement requires in part, an exchange of the assets used by the Company in its environmental testing business. Those assets were originally transferred to the Company in 1992 by Mr. Hinchey and Mr. Meador in exchange for their stock in the Company. The current exchange basically returns the stock to the Company and the assets to Mr. Hinchey and Mr. Meador which is the way they were held prior to the 1992 exchange. The Agreement also eliminates all liability the Company has to Mr. Hinchey and Mr. Meador as a result of termination under their Employment Agreements. Considering the original 1992 exchange of assets for stock and the release of all Company liabilities to the Principal Shareholders, the Company believes the Redemption of Shares Agreement provides a fair consideration for the shares redeemed.

     The  assets  used  in  the  exchange  of  common  stock  of  the  Principal
Shareholders are provided in Note 1 of the Hawks Industries, Inc. and Subsidiaries Notes to Pro Forma Condensed Consolidated Financial Statements, and include all the common stock in Western Environmental Services and Testing, Inc which owns a 15,100' building in Natrona, County, Wyoming, all common stock in Central Wyoming Properties, Inc. which sole asset is 33.7 acres of undeveloped land east of Casper, Wyoming, all the Company's W.E.R.C preferred stock, and overriding royalties. A portion of the assets being transferred include the building in Natrona County, which houses both the environmental testing business and the oil and gas operations. The building, and the debt associated with the building, is proposed to be transferred to the Principal Shareholders as part of Proposal 3. There are no special attributes of the building which are required for the oil and gas business and the transfer of the building will not be a problem in continuing the oil and gas operations of the Company at a new location.

     The Agreement was unanimously approved by the Company's Board of Directors with Bruce A. Hinchey and James E. Meador, Jr. abstaining from said approval. The redemption of shares described above is subject to the Company's shareholder approval at its Special Meeting in lieu of the Annual Meeting. A majority of the voting shareholders casting votes in favor of the Proposal will be required for its approval.

     Pro Forma condensed consolidated financial statements reflecting the Environmental Testing and Management segment are presented as Exhibit C to this Proxy Statement.

     Pro Forma Condensed Consolidated Financial Statements for the Redemption of
Principal   Shareholders'  Stock  with  Corporate  Assets  and  Minimum  Private
Placement of Common Stock are presented as Exhibit D to this Proxy Statement.

     Pro Forma Condensed Consolidated Financial Statements for the Redemption of
Principal   Shareholders'  Stock  with  Corporate  Assets  and  Maximum  Private
Placement of Common Stock are presented as Exhibit E to this Proxy Statement.

     Unaudited financial statements for the Environmental Testing and Management Segment as of March 31, 2000 and December 31, 1999 and 1998 and for the three months ending March 31, 2000 and 1999 and the years ending December 31, 1999, 1998, and 1997 are presented as Exhibit F to this Proxy Statement.

                               Dissenters' Rights

     Shareholders are entitled under Wyoming law to dissent from the transaction described in Proposal 3 and obtain payment of the fair value of their shares from the Company, but they must strictly comply with the provisions of Article 13 of the Wyoming Business Corporation Act (the "Dissenters' Rights Statute"). In order to assert dissenters' rights under Wyoming Statutes, the dissenting shareholder must deliver to the Company written notice of their intent to demand payment for their shares if the proposed action is effectuated prior to the corporate vote on the action. The dissenting shareholder must also not vote in favor of the proposed action to preserve their dissenter's rights. If the shareholder does not give notice or votes in favor of the proposal, they will lose their dissenter's rights under the statute. The fair value of the dissenter's shares will be established by a court appointed appraiser if the Company and dissenter cannot agree on the fair value of the shares. A copy of the Dissenters' Rights Statute is included in this Proxy Statement as Exhibit "B" to this Proxy Statement. The statute gives the details of the rights for dissenting shareholders and should be carefully reviewed by all Shareholders of the Company.

                                   PROPOSAL 4
                               CHANGE OF DOMICILE

     If the transactions set forth in Proposal 1, 2 and 3 are approved by a majority of the Company's shareholders, the Company proposes that its Articles of Incorporation be amended to allow the Company to change its domicile from Wyoming to Nevada.

     The change of domicile will allow the Company to have the same domicile as North Star and Zeus, which will translate in smoother operations between the Company and those entities. The change of domicile will result in some changes in the existing shareholders' rights, powers and privileges as set forth below.

                           Some Difference Between the
                     Corporation Laws of Wyoming and Nevada

     Action by stockholders without a meeting can be taken under Nevada law by written consent of the holders of a majority or such larger proportion of the shares whose votes would be required for approval of the matter at a meeting, Nev.Rev.Stat.78.320(2), but under Wyoming law only by unanimous written consent of all of the holders of shares entitled to vote upon the matter. Wyo.Stat.Ann. 17-16-704(A).

     Except for directors elected by cumulative voting or by the holders of a particular class of stock, directors can be removed under Wyoming law by vote of the holders of a majority of the shares entitled to vote in the election of directors, Wyo. Stat. Ann. 17-16-808, but under Nevada law only by vote of the holders of at least two-thirds of the shares entitled to vote in the election of directors, Nev.Rev.Stat. 78.335.

     To authorize an exchange of some of the shares of one corporation for all of the shares of another corporation, the approval by the holders of a majority of the outstanding shares of the company all of whose shares are being surrendered is required under the laws of both states, Nev. Rev. Stat. 92A.110; Wyo. Stat. Ann. 17-16-1103, but Wyoming law requires in addition that the approval by the holders of a majority of the shares of the other company be obtained if its shares are being changed or increased by more than twenty percent. Wyo. Stat. Ann. 17-16-1103.

     The percentage of the outstanding shares of a corporation that another corporation is required to hold in order for a merger to be permitted to be authorized by action of its board of directors without action by the shareholders of either corporation is 80 percent under Wyoming law, Wyo. Stat. Ann. 1103, but 90 percent under Nevada law, Nev. Rev. Stat. 92A.130.

     Nevada law permits a corporation to be merged with another kind of business entity, as for example a partnership or a limited liability company. Wyoming law does not have such a provision.

     Wyoming law permits a corporation organized under the laws of another jurisdiction to be "domesticated", that is to be thereafter treated in all respects as though it had been organized under the laws of Wyoming. Nevada law does not have such a provision.

     Under the laws of both Nevada and Wyoming, minority shareholders have a right to dissent from certain kinds of transactions, including most mergers, consolidations and sales by a corporation of substantially all of its assets, and to receive payment of fair value of their shares if they choose to do so and comply with the prescribed procedural requirements.

     The proposed change of domicile will be made in accordance with the requirements of Wyoming Statutes ss. 17-16-1720. This proposal will be voted upon at the Company's Special Meeting in lieu of the Annual Meeting if Proposal 2 and Proposal 3 are approved. A majority of the Company's Shareholders must vote for the proposal in order for it to be approved.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Representatives of the principal accountants for the Company are expected to be present at the Special Meeting in lieu of the Annual Meeting of Shareholders will have the opportunity to make a statement if they desire to do so; and are expected to be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

     The entire expense of preparing, assembling, printing and mailing the proxy form and the form of materials used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own common stock of the Company listed in the names of the nominees and will reimburse said banks and brokers for the reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies. The Company will file with the United States Securities and Exchange Commission all materials used to aid in the solicitation of proxies. DATE OF RECEIPT OF SHAREHOLDER'S PROPOSALS

     Shareholder proposals must be received by the Company by January 1, 2001 to be included in the proxy materials for the next Special Meeting in lieu of the Annual Meeting of Shareholders.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote in accordance with his judgment on such matters.

                                    DOCUMENTS
                            INCORPORATED BY REFERENCE

     The Company incorporates by reference into this Proxy Statement the following documents

     1. Company's Annual Report on Form 10-K/A-1 for the year ending December 31, 1999, which has been filed with the United States Securities and Exchange Commission;

     2. Company's Quarterly Report on Form 10-Q/A-1 for the quarter ending March 31, 2000 which has been filed with the United States Securities and Exchange Commission;

     3. Company's Form 8-K Reporting Events filed with the United States Securities and Exchange Commission on June 23, 1999 and October 14, 1999 which contain:

          a) Copy of the June 9, 1999 Redemption of Share Agreement referred to in Proposal 3.

          b) Copy of the June 10, 1999 Agreement between the Company and Buyers which is referred to throughout the Proxy Statement.

                        EXHIBITS TO THIS PROXY STATEMENT
                                  EXHIBIT INDEX

A.   Resolution for Authorized Share Amendment Articles of Incorporation

B.   Article 13 Dissenters' Rights

C. Pro Forma Condensed Consolidated Financial Statements Reflecting the Environmental Testing and Management Segment Discontinued Operations

D. Pro Forma Condensed Consolidated Financial Statements reflecting the Redemption of Principal Shareholders' Stock with Corporate Assets and the Minimum Pro Forma Private Placement of Common Stock

E.   Pro  forma  Condensed  as  adjusted   Consolidated   Financial   Statements
     reflecting the Redemption of Principal Shareholders' Stock with Corporate Assets and the Maximum Private Pro Forma Placement of Common Stock

F. Unaudited financial statements of the Environmental Testing and Management Segment as of March 31, 2000 and December 31, 1999 and 1998 and for the three months ending March 31, 2000 and 1999 and the years ending December 31, 1999, 1998 and 1997

G. Audited financial statements as of December 31, 1999 and 1998 and for the period from inception (January 31, 1997) to December 31, 1999 and unaudited financial statements as of March 31, 2000 and for the period from inception (January 31, 1997) to March 31, 2000 for North Star Exploration

H. Audited financial statements as of December 31, 1999 and 1998 and for the periods ending December 31, 1999 and for the period from Inception (March 1, 1999) through December 31, 1999 and unaudited financial statements as of March 31, 2000 and for the period from inception (March 1, 1999) to March 31, 2000 for Zeus Consolidated Holdings, Inc.

I. Unaudited financial statements as of March 31, 2000 and December 31, 1999 and 1998 and for the three months ended March 31, 2000 and 1999 and the years ending December 31, 1999, 1998, and 1997 for the overriding royalty interests of Hawks Industries, Inc.

                          AVAILABILITY OF ANNUAL REPORT
                        ON FORM 10-K AND OTHER DOCUMENTS
                            INCORPORATED BY REFERENCE

     UPON WRITTEN OR ORAL REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ANY OTHER DOCUMENT INCORPORATED BY REFERENCE HEREIN, AND A COPY OF THE AGREEMENT FOR THE PRIVATE PLACEMENT REFERRED TO HEREIN TO EACH SHAREHOLDER OF RECORD OR EACH SHAREHOLDER WHO OWNED COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE, AT THE CLOSE OF BUSINESS ON [MARCH 10, 2000]. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY, TO THE ATTENTION OF BOB DESPAIN, SECRETARY, 913 FOSTER ROAD, CASPER, WYOMING 82601 OR REQUESTED BY TELEPHONE AT (307) 234-1593.

                                              By Order of the Board of Directors

                                              /s/ Bob  Despain

                                              Dwight  B.  "Bob"  Despain
                                              Secretary

                                   EXHIBIT "A"

                                   RESOLUTION

                           AUTHORIZED SHARE AMENDMENT
                            ARTICLES OF INCORPORATION


     HAWKS INDUSTRIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Wyoming.

     DOES HEREBY PROPOSE:

     That at a meeting of the Board of Directors of Hawks Industries, Inc. resolutions were duly adopted setting forth a proposed amendment of the Articles of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the Articles of Incorporation of this corporation be amended by changing the Article thereof numbered "Article 4 - Authorized Capital" so that, as amended, said Article shall be and read as follows:

                         ARTICLE 4 - AUTHORIZED CAPITAL

     4.1 The total number of shares of capital stock which the Corporation has the authority to issue is 50,997,000, consisting of 50,000,000 shares of Common Stock $0.01 par value per share (the "Common Stock"), and 997,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock").

     4.2 The Board of Directors is expressly authorized by resolution or resolutions from time to time adopted, subject to any limitations and requirements prescribed by the General Corporation Law of the State of Wyoming and the provisions hereof, to provide for the issuance of the shares of Preferred Stock in one or more series and, by filing a Certificate of Designations pursuant to the applicable law of the State of Wyoming, to establish from time to time the number of shares to be included in each series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and the qualifications, limitations and restrictions thereof, if any, with respect to such series of Preferred Stock.

                                   EXHIBIT "B"

                                   ARTICLE 13

                               DISSENTERS' RIGHTS

17-16-1301. Definitions.

     (a)  As used in this article:

          (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

          (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

          (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

          (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

          (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

          (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

          (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

17-16-1302. Right to dissent.

     (a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

          (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

               (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

               (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

          (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

          (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

               (A) Alters or abolishes a preferential right of the shares;

               (B)   Creates,   alters  or  abolishes  a  right  in  respect  of
               redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

               (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

               (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

               (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

          (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


17-16-1303. Dissent by nominees and beneficial owners.

     (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

          (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

17-16-1320.  Notice of dissenters' rights.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

     (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

17-16-1321.  Notice of intent to demand payment.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

17-16-1322.  Dissenters' notice.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

     (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

          (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

          (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

          (v) Be accompanied by a copy of this article.

17-16-1323. Duty to demand payment.

     (a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

17-16-1324.  Share restrictions.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

     (b)  The  person  for  whom   dissenters'   rights  are   asserted   as  to
uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

17-16-1325.  Payment.

     (a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

     (b) The payment shall be accompanied by:

          (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (ii) A statement of the corporation's estimate of the fair value of the shares;

          (iii) An explanation of how the interest was calculated;

          (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

          (v) A copy of this article.

17-16-1326.  Failure to take action.

     (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

17-16-1327.  After-acquired shares.

     (a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

17-16-1328.  Procedure if shareholder dissatisfied with payment or offer.

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

          (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

          (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

          (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

     (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

17-16-1330.  Court action.

     (a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (e) Each dissenter made a party to the proceeding is entitled to judgment for:

          (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

          (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

17-16-1331.  Court costs and counsel fees.

     (a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

          (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                   EXHIBIT "C"

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

        PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS REFLECTING
                THE ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                             DISCONTINUED OPERATIONS

The accompanying pro forma condensed consolidated financial statements illustrate the effect of reporting the environmental testing and management segment as discontinued operations. As required by the U.S. Securities and Exchange Commission, Division of Corporation Finance, Accounting Disclosure Rules and Practices, the statements reflect pro forma presentation for all periods.

In addition, after the close of business on April 17, 2000, the Hawks Board of Directors declared a 7 1/2% stock dividend payable to stockholders of record on May 1, 2000. The shareholders' equity of Hawks as of March 31, 2000 included in the Company's Form 10Q for the three months ended March 31, 2000 and as of December 31, 1999, included in the Company's Form 10K for the year ended December 31, 1999, and incorporated herein by reference, has been restated on a pro forma basis in this Exhibit C to reflect such stock dividend. The number of shares outstanding at December 31, 1999 of 1,351,513 has been adjusted by 7 1/2 % to 1,452,876 shares on a pro forma basis. In addition, an adjustment has been made to the shareholders' equity to reflect the capitalization of earnings in the amount of $295,000 based on the closing price on April 17, 2000 of $3.125 per share (calculated as 101,363 shares times $3.125 divided by 1.075%).

The stock dividend has been reflected in the following manner:

                                                  March 31, 2000
                                      -----------------------------------------
                                                        Stock
                                         Hawks        Dividend         Hawks
                                      Historical     Adjustments     Pro Forma
                                      -----------    -----------    -----------
Shareholder's Equity

Common stock, par value               $    13,000    $     1,000    $    14,000
Capital in excess of par value          3,046,000        294,000      3,340,000
Retained deficit                       (1,205,000)      (295,000)    (1,500,000)
Treasury stock                            (24,000)                      (24,000)
                                      -----------                   -----------
                                      $ 1,830,000                   $ 1,830,000
                                      ===========                   ===========

Shares outstanding                      1,351,513        101,363      1,452,876
                                      ===========    ===========    ===========

Treasury shares                            24,808          1,861         26,669
                                      ===========    ===========    ===========

Earnings per share calculations in the accompanying pro forma financial statements reflect the additional shares outstanding for all periods presented.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                             DISCONTINUED OPERATIONS

                           CONSOLIDATED BALANCE SHEETS
                                 March 31, 2000
                                   (Unaudited)

                        ASSETS                              Historical       Adjustments        Pro Forma
                                                           -----------       -----------       -----------
CURRENT ASSETS
  Cash                                                     $    43,000       $   (31,000)      $    12,000
  Accounts receivable                                          264,000          (245,000)           19,000
  Short-term investments                                       200,000          (200,000)               --
  Costs on uncompleted contracts in excess of
    related billings                                            43,000           (43,000)               --
  Other current assets                                          77,000           (56,000)           21,000
                                                           -----------                         -----------
      Total current assets                                     627,000                              52,000
                                                           -----------                         -----------
PROPERTY AND EQUIPMENT, net
  (successful efforts method)                                1,660,000        (1,049,000)          611,000
                                                           -----------                         -----------
INVESTMENTS AND OTHER ASSETS
  Note receivable                                               29,000                              29,000
  Land investment                                              196,000                             196,000
  Available for sale investment                                100,000                             100,000
  Equity investment                                                 --
  Goodwill, net                                                126,000          (126,000)               --
  Other assets                                                  33,000            (3,000)           30,000
  Net assets from discontinued operations                           --           956,000           956,000
                                                           -----------                         -----------
                                                               484,000                           1,311,000
                                                           -----------                         -----------
                                                           $ 2,771,000                         $ 1,974,000
                                                           ===========                         ===========

    LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Notes payable                                            $   299,000          (219,000)      $    80,000
  Current maturities of long-term debt                          78,000           (78,000)               --
  Accounts payable                                             149,000          (119,000)           30,000
  Accrued liabilities                                           54,000           (20,000)           34,000
                                                           -----------                         -----------
      Total current liabilities                                580,000                             144,000
                                                           -----------                         -----------
LONG-TERM DEBT                                                 359,000          (359,000)               --
                                                           -----------                         -----------
COMMITMENT FOR EQUITY INVESTMENT                                 2,000            (2,000)               --
                                                           -----------                         -----------
CONTINGENT LIABILITY                                                --                                  --
                                                           -----------                         -----------
SHAREHOLDERS' EQUITY
  Capital stock:
  Preferred stock, $.01 par value; authorized 997,000
    shares; no shares issued                                        --                                  --
  Common stock, $.01 par value; authorized
    5,000,000 shares; shares issued 1,452,876                   14,000                              14,000
  Capital in excess of par value of common stock             3,340,000                           3,340,000
  Retained deficit                                          (1,500,000)                         (1,500,000)
  Less common stock held in treasury at cost; 26,669
    shares                                                     (24,000)                            (24,000)
                                                           -----------                         -----------
                                                             1,830,000                           1,830,000
                                                           -----------                         -----------
                                                           $ 2,771,000                         $ 1,974,000
                                                           ===========                         ===========

See Notes to Pro Forma Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                             DISCONTINUED OPERATIONS

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    For the three months ended March 31, 2000
                                   (Unaudited)

                                                 Historical       Adjustments        Pro Forma
                                                -----------       -----------       -----------
Operating revenue:
  Oil and gas                                   $    48,000                         $    48,000
  Environmental                                     310,000          (310,000)               --
  Gain on sale of assets                              1,000            (1,000)               --
                                                -----------                         -----------
                                                    359,000                              48,000
                                                -----------                         -----------
Operating expenses:
  Oil and gas                                        10,000                              10,000
  Environmental                                     429,000          (429,000)               --
  Depreciation, depletion and amortization           52,000           (34,000)           18,000
  General and administrative                         31,000                              31,000
                                                -----------                         -----------
                                                    522,000                              59,000
                                                -----------                         -----------
Operating income (loss)                            (163,000)                            (11,000)
Other income (expense):
  Other income                                        2,000                               2,000
  Interest income                                     3,000            (2,000)            1,000
  Interest expense                                  (14,000)           12,000            (2,000)
  Loss from LLC                                     (68,000)           68,000                --
                                                -----------                         -----------
Income (loss) before taxes                         (240,000)                            (10,000)
                                                -----------                         -----------
Provision for taxes:
  Current                                                --                                  --
  Deferred                                               --                                  --
                                                -----------                         -----------
                                                         --                                  --
                                                -----------                         -----------
Income (loss) from continuing operations        $  (240,000)                        $   (10,000)
                                                ===========                         ===========

Weighted average number of
  common shares outstanding                       1,426,207                           1,426,207
                                                ===========                         ===========
Earnings (loss) per share
  Income (loss) from continuing operations      $      (.17)                        $      (.01)
                                                ===========                         ===========

See Notes to Pro Forma Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                             DISCONTINUED OPERATIONS

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    For the three months ended March 31, 1999
                                   (Unaudited)

                                                Historical        Adjustments        Pro Forma
                                                -----------       -----------       -----------
Operating revenue:
  Oil and gas                                   $    34,000                         $    34,000
  Environmental                                     712,000          (712,000)               --
  Gain on sale of assets                                 --                                  --
                                                -----------                         -----------
                                                    746,000                              34,000
                                                -----------                         -----------
Operating expenses:
  Oil and gas                                        12,000                              12,000
  Environmental                                     527,000          (527,000)               --
  Depreciation, depletion and amortization          134,000           (34,000)          100,000
  General and administrative                         32,000             1,000            33,000
                                                -----------                         -----------
                                                    705,000                             145,000
                                                -----------                         -----------
Operating income (loss)                              41,000                            (111,000)
Other income (expense):
  Other income                                        2,000                               2,000
  Interest income                                     3,000            (2,000)            1,000
  Interest expense                                  (14,000)           12,000            (2,000)
  Loss from LLC                                          --                                  --
                                                -----------                         -----------
Income (loss) before taxes                           32,000                            (110,000)
                                                -----------                         -----------
Provision for taxes:
  Current                                                --                                  --
  Deferred                                               --                                  --
                                                -----------                         -----------
                                                         --                                  --
                                                -----------                         -----------
Income (loss) from continuing operations        $    32,000                         $  (110,000)
                                                ===========                         ===========

Weighted average number of
  common shares outstanding                       1,426,207                           1,426,207
                                                ===========                         ===========
Earnings (loss) per share
  Income (loss) from continuing operations      $       .02                         $      (.08)
                                                ===========                         ===========

See Notes to Pro Forma Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                             DISCONTINUED OPERATIONS

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1999
                                   (Unaudited)

                                                 Historical       Adjustments        Pro Forma
                                                -----------       -----------       -----------
Operating revenue:
  Oil and gas                                   $   169,000                         $   169,000
  Environmental                                   2,499,000        (2,499,000)               --
  Gain on sale of assets                             10,000           (10,000)               --
                                                -----------                         -----------
                                                  2,678,000                             169,000
                                                -----------                         -----------
Operating expenses:
  Oil and gas                                        44,000                              44,000
  Environmental                                   2,148,000        (2,148,000)               --
  Depreciation, depletion and amortization          329,000          (134,000)          195,000
  General and administrative                        129,000                             129,000
                                                -----------                         -----------
                                                  2,650,000                             368,000
                                                -----------                         -----------
Operating income (loss)                              28,000                            (199,000
Other income (expense):
  Other income                                        7,000                               7,000
  Interest income                                    13,000           (10,000)            3,000
  Interest expense                                  (59,000)           54,000            (5,000)
                                                -----------                         -----------
Income (loss) before taxes                          (11,000)                           (194,000)
                                                -----------                         -----------
Provision for taxes:
  Current                                                --                                  --
  Deferred                                               --                                  --
                                                -----------                         -----------
                                                         --                                  --
                                                -----------                         -----------
Income (loss) from continuing operations        $   (11,000)                        $  (194,000)
                                                ===========                         ===========

Weighted average number of
  common shares outstanding                       1,415,956                           1,415,956
                                                ===========                         ===========
Earnings (loss) per share
  Income (loss) from continuing operations      $      (.01)                        $      (.14)
                                                ===========                         ===========

See Notes to Pro Forma Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                             DISCONTINUED OPERATIONS

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1998
                                   (Unaudited)

                                                Historical        Adjustments        Pro Forma
                                                -----------       -----------       -----------
Operating revenue:
  Oil and gas                                   $   236,000                         $   236,000
  Environmental                                   2,211,000        (2,211,000)               --
  Gain on sale of assets                             (2,000)            2,000                --
                                                -----------                         -----------
                                                  2,445,000                             236,000
                                                -----------                         -----------
Operating expenses:
  Oil and gas                                        53,000                              53,000
  Environmental                                   1,856,000        (1,856,000)               --
  Depreciation, depletion and amortization          218,000          (127,000)           91,000
  General and administrative                        200,000            (1,000)          199,000
                                                -----------                         -----------
                                                  2,327,000                             343,000
                                                -----------                         -----------
Operating income (loss)                             118,000          (107,000)
Other income (expense):
  Other income                                       21,000            (4,000)           17,000
  Interest income                                    23,000           (10,000)           13,000
  Interest expense                                  (70,000)           56,000           (14,000)
  Sale of buildings                                  48,000                              48,000
                                                -----------                         -----------
Income (loss) before taxes                          140,000                             (43,000)
                                                -----------                         -----------
Provision for taxes:
  Current                                                --                                  --
  Deferred                                               --                                  --
                                                -----------                         -----------
                                                         --                                  --
                                                -----------                         -----------
Income (loss) from continuing operations        $   140,000                         $   (43,000)
                                                ===========                         ===========

Weighted average number of
  common shares outstanding                       1,452,814                           1,452,814
                                                ===========                         ===========
Earnings (loss) per share
  Income (loss) from continuing operations      $       .10                         $      (.03)
                                                ===========                         ===========

See Notes to Pro Forma Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                             DISCONTINUED OPERATIONS

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1997
                                   (Unaudited)

                                                Historical        Adjustments        Pro Forma
                                                -----------       -----------       -----------
Operating revenue:
  Oil and gas                                   $   322,000                         $   322,000
  Environmental                                   1,792,000        (1,792,000)               --
  Gain on sale of assets                             17,000            (5,000)           12,000
                                                -----------                         -----------
                                                  2,131,000                             334,000
                                                -----------                         -----------
Operating expenses:
  Oil and gas                                       139,000                             139,000
  Environmental                                   1,746,000        (1,746,000)               --
  Depreciation, depletion and amortization          264,000          (131,000)          133,000
  General and administrative                        238,000                             238,000
                                                -----------                         -----------
                                                  2,387,000                             510,000
                                                -----------                         -----------
Operating income (loss)                            (256,000)                           (176,000)
Other income (expense):
  Other income                                       34,000            (2,000)           32,000
  Interest income                                    20,000           (10,000)           10,000
  Interest expense                                  (72,000)           46,000           (26,000)
                                                -----------                         -----------
Income (loss) before taxes                         (274,000)                           (160,000)
                                                -----------                         -----------
Provision for taxes:
  Current                                                --                                  --
  Deferred                                          (11,000)                            (11,000)
                                                -----------                         -----------
                                                    (11,000)                            (11,000)
                                                -----------                         -----------
Income (loss) from continuing operations        $  (285,000)                        $  (171,000)
                                                ===========                         ===========

Weighted average number of
  common shares outstanding                       1,452,510                           1,452,510
                                                ===========                         ===========
Earnings (loss) per share
  Income (loss) from continuing operations      $      (.20)                        $      (.12)
                                                ===========                         ===========

See Notes to Pro Forma Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT
                             DISCONTINUED OPERATIONS

                                   (Unaudited)


The pro forma financial statements for the discontinuance of the Environmental Testing and Services segment should be read in conjunction with Exhibit "F" Western Environmental Services & Testing, Inc. financial statements and related notes to the financial statements.

                                   EXHIBIT "D"

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS REFLECTING THE REDEMPTION OF PRINCIPAL SHAREHOLDERS' STOCK WITH CORPORATE ASSETS AND THE
              MINIMUM PRO FORMA PRIVATE PLACEMENT OF COMMON STOCK


The accompanying condensed consolidated financial statements illustrate the effect of the Redemption of Principal Shareholders' Stock with Corporate Assets and the Minimum Pro Forma Private Placement of Common Stock. The condensed consolidated balance sheet as of March 31, 2000 is based on the historical balance sheet of the Company as of that date after considering the pro forma at Exhibit C for the discontinuance of the environmental testing business, and assumes the redemption and minimum private placement transactions took place on that date. The condensed consolidated statements of operations for the year ended December 31, 1999 and the three months ended March 31, 2000 are based on the historical statements of the Company for those periods assuming the transaction took place on January 1, 1999.

The pro forma condensed financial statements reflect the redemption of 384,438 shares of common stock from certain shareholders of the Company in exchange for certain of the corporate assets and liabilities, as described in Note 1 of the accompanying notes, and the minimum purchase of 6,718,750 shares of common stock for $5,000,000 cash and the transfer of a $5,000,000 advance made to North Star by the Buyers.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the transactions. The net assets to be used in the redemption could increase or decrease by as much as 25% before the time of closing. The accompanying condensed pro forma financial statements should be read in connection with the historical financial statements of the Company incorporated herein by reference, and the financial statements of Western Environmental Services & Testing, Inc. included in this filing at Exhibit F.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                                 March 31, 2000

                                                                                                                Redemption and
                              Historical,                                                     Minimum               Minimum
                             Adjusted for                                                     Capital               Capital
ASSETS                       Discontinued        Redemption            Redemption            Infusion             Infusion Pro
                              Operations         Adjustments            Pro Forma           Adjustments              Forma
                             ------------       ------------          ------------          ------------          ------------
CURRENT ASSETS
  Cash                       $     12,000                             $     12,000          $  5,000,000(3)       $  5,012,000
  Accounts
    receivable                     19,000                                   19,000                                      19,000
  Other current
    assets                         21,000                                   21,000                                      21,000
                             ------------                             ------------                                ------------
    Total current
      assets                       52,000                                   52,000                                   5,052,000
                             ------------                             ------------                                ------------
PROPERTY AND
  EQUIPMENT, net                  611,000            (84,000)(1)           527,000                                     527,000
                             ------------                             ------------                                ------------

INVESTMENTS
  AND OTHER
  ASSETS
    Note receivable                29,000                                   29,000                                      29,000
    Land investment               196,000           (196,000)(1)                --                                          --
    Available for sale
      investments                 100,000           (100,000)(1)                --                                          --
    Other assets                   30,000                                   30,000                                      30,000
    Net assets from
      discontinued
      operations                  956,000           (956,000)(1)                --                                          --
                             ------------                             ------------                                ------------
                                1,311,000                                   59,000                                      59,000
                             ------------                             ------------                                ------------
                             $  1,974,000                             $    638,000                                $  5,638,000
                             ============                             ============                                ============
LIABILITIES AND
  SHAREHOLDERS'
  EQUITY

CURRENT
  LIABILITIES
    Notes payable            $     80,000                             $     80,000                                $     80,000
    Current maturities
      on long-term debt                --                                       --                                          --
    Accounts payable               30,000                                   30,000                                      30,000
    Accrued liabilities            34,000                                   34,000                                      34,000
                             ------------                             ------------                                ------------
    Total current
      liabilities                 144,000                                  144,000                                     144,000
                             ------------                             ------------                                ------------
SHAREHOLDERS'
  EQUITY
    Capital stock:
    Preferred stock                    --                 --                    --
    Common stock                   14,000                                   14,000                67,000(3)             81,000
    Capital in excess
      of par value on
      common stock              3,340,000                                3,340,000             9,933,000(3)         13,273,000
    Retained deficit           (1,500,000)          (882,000)(1)        (2,382,000)                                 (2,382,000)
    Debt payment
      obligation                       --                                       --            (5,000,000)(3)        (5,000,000)
    Treasury stock                (24,000)          (454,000)(1)          (478,000)                                   (478,000)
                             ------------                             ------------                                ------------
                                1,830,000                                  494,000                                   5,494,000
                             ------------                             ------------                                ------------
                             $  1,974,000                             $    638,000                                $  5,638,000
                             ============                             ============                                ============

See Notes to Pro Forma Consolidated Financial Statements (Unaudited).

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                        Three Months Ended March 31, 2000

                                                                                                                Redemption and
                              Historical,                                                     Minimum               Minimum
                             Adjusted for                                                     Capital               Capital
                             Discontinued        Redemption            Redemption            Infusion             Infusion Pro
                              Operations         Adjustments            Pro Forma           Adjustments              Forma
                             ------------       ------------          ------------          ------------          ------------
Operating revenue            $     48,000       $    (17,000)(2)      $     31,000                                $     31,000

Operating
  expenses                         59,000             (6,000)(2)            53,000                                      53,000
                             ------------                             ------------                                ------------
Operating income
  (loss)                          (11,000)                                 (22,000)                                    (22,000)

Other income
  (expense)                         1,000                                    1,000                                       1,000
                             ------------                             ------------                                ------------
Income (loss)
  before income
  taxes                           (10,000)                                 (21,000)                                    (21,000)

Provision for taxes                    --                                       --                                          --
                             ------------                             ------------                                ------------

Net income (loss)            $    (10,000)                            $    (21,000)                               $    (21,000)
                             ============                             ============                                ============

Weighted average
  number of
  common shares
  outstanding                   1,426,207           (384,438)(1)         1,041,769             6,718,750(4)          7,760,519
                             ============                             ============                                ============

Earnings (loss) per
  common share               $       (.01)                            $      (0.02)                               $     *
                             ============                             ============                                ============

* Less than $.01 per share loss.

See Notes to Pro Forma Consolidated Financial Statements (Unaudited).

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                          Year ended December 31, 1999

                                                                                                                Redemption and
                              Historical,                                                     Minimum               Minimum
                             Adjusted for                                                     Capital               Capital
                             Discontinued        Redemption            Redemption            Infusion             Infusion Pro
                              Operations         Adjustments            Pro Forma           Adjustments              Forma
                             ------------       ------------          ------------          ------------          ------------
Operating revenue            $    169,000       $    (61,000)(2)      $    108,000                                $    108,000

Operating
  expenses                        368,000           (122,000)(2)           246,000                                     246,000
                             ------------                             ------------                                ------------

Operating income
  (loss)                         (199,000)                                (138,000)                                   (138,000)

Other income
  (expense)                         5,000                                    5,000                                       5,000
                             ------------                             ------------                                ------------

Income (loss)
  before income
  taxes                          (194,000)                                (133,000)                                   (133,000)

Provision for taxes                    --                                       --                                          --
                             ------------                             ------------                                ------------

Net income (loss)            $   (194,000)                            $   (133,000)                               $   (133,000)
                             ============                             ============                                ============

Weighted average
  number of
  common shares
  outstanding                   1,415,956           (384,438)(1)         1,031,518             6,718,750(4)          7,750,268
                             ============                             ============                                ============

Earnings (loss) per
  common share               $       (.14)                            $      (0.13)                               $       (.02)
                             ============                             ============                                ============

See Notes to Pro Forma Consolidated Financial Statements (Unaudited).

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


The pro forma adjustments to the condensed consolidated balance sheet and statements of operations are as follows:

(1) To reflect the Redemption of Principal Shareholders' Stock with Corporate Assets per Proposal 3 and settlement of goodwill, employment agreements, and release of liabilities. The components of the corporate assets and liabilities to be exchanged in the redemption of 384,438 shares of Hawks Industries, Inc. $.01 par value, common stock from Bruce A. Hinchey, James
     A. Meador, Jr., and Anne D. Zimmerman Revocable Trust dated November 14, 1991 and payment of goodwill and release of liability on employment agreements as of March 31, 2000 are as follows:

     Redemption of 384,438 shares for:
       (a) All assets of W.E.S.T., Inc.
           Cash                                                     $    31,000
           Accounts receivable                                          245,000
           Costs on uncompleted contracts in excess
             of related billings                                         43,000
           Other current assets                                          56,000
           Property and equipment, net                                  763,000
           Other assets                                                   3,000
           Goodwill, net of amortization                                126,000

       Assume all liabilities of W.E.S.T., Inc.
           Notes payable                                               (219,000)
           Current maturities of long-term debt                         (78,000)
           Accounts payable                                            (119,000)
           Accrued liabilities                                          (20,000)
           Long-term debt                                              (190,000)
           Commitment for Equity Investment                              (2,000)

       (b) Certificate of deposit security on W.E.S.T., Inc. loans      200,000

       (c) Buildings
           Property and equipment, net                                  286,000
           Less associated debt - long-term                            (169,000)
                                                                    -----------

     Assets classified as discontinued operations of environmental
       testing and management segment                                   956,000

       (d) All shares of Central Wyoming Properties, Inc.
             Land investment                                            196,000

       (e) All shares of W.E.R.C. preferred stock
             Available for sale investments                             100,000

       (f) To reflect the transfer of all overriding royalties           84,000
                                                                    -----------

     Net assets and liabilities transferred in redemption of
         common stock                                               $ 1,336,000
                                                                    ===========

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                 FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)


       (g) The fair value of the 384,438 shares of Hawks redeemed was $1.18 per share (as adjusted for the stock dividend in fiscal 2000) resulting in a loss on the exchange of approximately $882,000, calculated as follows:

             Shares received (Treasury shares)
               (384,438 * $1.18)                                    $   454,000
             Net assets exchanged per above                          (1,336,000)
                                                                    -----------

             Loss on exchange                                       $  (882,000)
                                                                    ===========

     The loss on the exchange relates to the value being given to the redeemed shareholders for settlement of goodwill, employment agreements and release of liabilities and is not an indication of a SFAS No. 121 impairment. The President and Vice President of the Company, each have four year employment contracts which are being exchanged for the above assets. The total liability due to the officers upon termination is $905,126. In addition, the Officers have agreed with the Company to a covenant not to compete in oil and gas operations for a four year period. The value of the covenant not to compete is approximately $300,000. All liabilities are being released as part of the asset transfer disclosed in Proposal 3 of the Proxy statement.

(2) To remove operating revenues and costs associated with the oil and gas overriding royalties as those assets have been included in the redemption discussed in Note (1) above. Unaudited financial statements related to these operations are presented at Exhibit I.

(3) To reflect the injection of capital per the Minimum Private Placement of Capital Stock by the Buyers. Buyers are contributing $5,000,000 in cash and $5,000,000 of an advance that North Star owes to them for 6,718,750 shares of Hawks Industries, Inc. $.01 par value, common stock. The $5,000,000 advance to North Star will be paid by North Star to Hawks out of any cash generated from operations or the sale of leasehold interests, if necessary (see North Star's financial statements in Exhibit "G"). Upon completion of the maximum capital infusion in Exhibit E, this advance becomes an intercompany account which eliminates in consolidation.

          Cash                                                      $ 5,000,000
          Buyers' right to debt obligation from North Star
            Exploration                                               5,000,000
                                                                    -----------

            Total guaranteed purchase price                         $10,000,000
                                                                    ===========

     Based on $.01 par value of the shares issued and the above capital infusion, the components of Shareholders' Equity are as follows:

          Common stock                                              $    67,000
          Capital in excess of par value on common stock
                                                                      9,933,000
                                                                    -----------

                                                                     10,000,000

          Less: debt obligation from North Star
            Exploration                                              (5,000,000)
                                                                    -----------

          Net equity increase                                       $ 5,000,000
                                                                    ===========

(4) The weighted average number of common shares outstanding would increase to reflect the 6,718,750 shares issued upon acceptance of the Minimum Private Placement of Capital Stock.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                 FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)


(5) Supplemental disclosure of reserve and standardized measures for remaining oil and gas properties as of December 31, 1999:

                          RESERVE QUANTITY INFORMATION
                     (All Reserves are in the United States)

                                                             1999
                                                  --------------------------
                                                     Bbls             MCF
                                                  --------          --------
          Proved developed
            and undeveloped reserves
          Beginning of year                         41,777           331,954
          Revisions of previous estimates           31,886            84,745
          Production                                (4,300)          (28,500)
                                                  --------          --------
          End of year                               69,363           388,199
                                                  ========          ========

          Proved developed reserves:                38,479           359,952
                                                  ========          ========

     The above reserves together with the reserves reported in Exhibit I, Overriding Royalties, reflect the 1999 reserves as reported in the Company's Form 10-K/A for the year ended December 31, 1999.

   STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOW AND CHANGES THEREIN
                     RELATED TO PROVED OIL AND GAS RESERVES
                     (All Reserves are in the United States)

                       Standardized Measure is as follows:

                                                                   1999
                                                                -----------
          Future cash flows                                     $ 2,302,000
          Future production and development cost                   (762,000)
          Future income taxes, net of NOL carryforwards                  --
                                                                -----------
          Future net cash flows                                   1,540,000
          10% annual discount rate                                 (646,000)
                                                                -----------
               Discounted future net cash flows                 $   894,000
                                                                ===========

     The following are the principal sources of change in the standardized measure of discounted future net cash flows:

          Balance, beginning of the year                       $    249,000
          Sales, net of production cost                             (78,000)
          Net changes and production costs                          242,000
          Revisions of previous quantity estimates                  456,000
          Accretion of discount                                      25,000
                                                               ------------
               Balance, end of year                            $    894,000
                                                               ============

           HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
          NOTES TO PRO FORMA CONDENSED CONSOLIDATED
       FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)


Average Sales Price and Production Costs

                                                    1999
                                                    ----
Average sales price per bbl                        $14.10
Average sales price per MCF                          1.96
Average production cost per
  net equivalent bbl*                                3.30

* Natural gas has been converted into equivalent bbls using a conversion ratio of 6:1.

                                   EXHIBIT "E"

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES

PRO FORMA AS ADJUSTED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS REFLECTING THE
    REDEMPTION OF PRINCIPAL SHAREHOLDERS' STOCK WITH CORPORATE ASSETS AND THE
               MAXIMUM PRO FORMA PRIVATE PLACEMENT OF COMMON STOCK


The  accompanying  pro  forma  as  adjusted  condensed   consolidated  financial
statements illustrate the effect of the Maximum Private Placement of Common Stock. The condensed consolidated balance sheet as of March 31, 2000 is based on the historical balance sheet of North Star Exploration as of that date. The combination of the contemplated transactions of Hawks presented in the previous pro forma condensed consolidated financial statements at Exhibit D, taken together with the additional capital being issued in the Maximum Private Placement of Capital Stock through the transfer of ownership in North Star by the Buyers to the Company, results in the consolidation of North Star with the Company and reverse acquisition accounting. These pro forma financial statements give effect to the Buyers right to buy an additional 15,453,125 shares of common stock of Hawks. The consideration paid is anticipated to include the Buyers' common stock of North Star, the Buyers' common stock of Zeus Consolidated Holdings, Inc. ("Zeus"), a sister company of North Star, and the right to an additional $5,200,000 of advances to North Star by the Buyers.

After all of the transactions are completed, the effective ownership of North Star, the accounting acquirer, will be as follows:

Purchasing Group                                                    85.38%
Old Hawks shareholders                                               4.07%
Doyon                                                               10.55%
                                                                   ------
                                                                   100.00%
                                                                   ======

The acquisition of Hawks' 1,068,000 outstanding shares (net of the 384,438 shares to be redeemed) was valued at the average closing price of Hawks' shares two days before and two days after the announcement of the transaction. The average price of $1,18 (shares and price adjusted for the stock dividend declared in fiscal year 2000) used resulted in a fair value purchase price for accounting purposes of $1,261,000. The difference between the net book value of Hawks at March 31, 2000 of $494,000 and the above fair value is recorded as the purchase adjustment of $767,000 of which, $389,000 has been allocated to Property and Equipment and the remaining $378,000 to Goodwill. The resulting equity of the consolidated entity after all contemplated transactions is comprised of the following:

Historical equity (deficit) of North Star                     $(9,323,884)
Historical equity (deficit) of Zeus                              (175,723)
Minimum capital infusion cash                                  10,000,000
Maximum capital infusion cash                                   5,200,000
Purchase of Hawks                                               1,261,000
                                                              -----------
     Shareholder equity                                       $ 6,961,393
                                                              ===========

The following pro forma financial statements begin with North Star and Zeus historical financial statements adjusted for the acquisition of Hawks after the previously described Redemption and Minimum Capital Infusion. The condensed consolidated balance sheet as of March 31, 2000 assumes the transaction occurred on March 31, 2000. The condensed statements of operations assume the transactions took place on January 1, 1999.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
           PRO FORMA AS ADJUSTED CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                                 March 31, 2000

                                                                           Hawks                                    Redemption
                                                                        Redemption                                  and Maximum
                                                                        and Minimum              Maximum              Capital
                                                                          Capital                Capital              Infusion
                                    North Star            Zeus           Infusion               Infusion             Pro Forma
                                    Historical         Historical        Pro Forma             Adjustments          As Adjusted
                                   ------------       ------------       ------------          ------------         ------------
ASSETS
  Cash                             $      9,312       $      5,298       $  5,012,000          $         --         $  5,026,610
  Accounts receivable                   138,150                 --             19,000              (138,150)(7)           19,000
  Other current assets                    1,416                 --             21,000                22,416
  Property & equipment, net             198,763                 --            527,000               389,000(6)         1,114,763
  Lease acquisition                     650,000                 --                                                       650,000
  Note receivable                            --                 --             29,000                    --               29,000
  Goodwill                                   --                 --                 --               378,000(6)           378,000
  Other                                      --             17,593             30,000                    --               47,593
                                   ------------       ------------       ------------          ------------         ------------
Total assets                       $    997,641       $     22,891       $  5,638,000          $    628,850         $  7,287,382
                                   ============       ============       ============          ============         ============

LIABILITIES AND
  SHAREHOLDERS'
  EQUITY
  Notes payable                    $         --       $         --       $     80,000          $         --         $     80,000
  Advances from affiliate             9,413,462            195,968                               (5,000,000)(6)           51,689
                                                                                                   (138,150)(7)
                                                                                                 (4,419,591)(5)
  Accounts payable                      124,407              2,646             30,000                                    157,053
  Accrued liabilities                   783,656                 --             34,000              (780,409)(5)           37,247
                                   ------------       ------------       ------------          ------------         ------------
Total liabilities                    10,321,525            198,614            144,000           (10,338,150)             325,989
                                   ------------       ------------       ------------          ------------         ------------

  Common shares                           1,000              1,800             81,000                (2,800)(7)          236,000
                                                                                                    155,000(6)
  Capital  in  excess  of par
  value on common stock                      --                 --         13,273,000            (2,382,000)(8)       16,705,800
                                                                                                  5,200,000(5)
                                                                                                    767,000(6)
                                                                                                   (155,000)(6)
                                                                                                      2,800(7)

  Retained deficit                   (9,324,884)          (177,523)        (2,382,000)            2,382,000(8)        (9,502,407)

  Debt obligation receivable                 --                 --         (5,000,000)            5,000,000(6)                --

  Treasury stock                             --                 --           (478,000)                   --             (478,000)
                                   ------------       ------------       ------------          ------------         ------------
Total shareholders' equity           (9,323,884)          (175,723)         5,494,000            10,967,000            6,961,393
                                   ------------       ------------       ------------          ------------         ------------
Total liabilities and
  shareholders' equity             $    997,641       $     22,891       $  5,638,000          $    628,850         $  7,287,382
                                   ============       ============       ============          ============         ============

See Notes to Pro Forma As Adjusted Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
      PRO FORMA AS ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                        Three months ended March 31, 2000

                                                                           Hawks                                    Redemption
                                                                        Redemption                                  and Maximum
                                                                        and Minimum              Maximum              Capital
                                                                          Capital                Capital              Infusion
                                    North Star            Zeus           Infusion               Infusion             Pro Forma
                                    Historical         Historical        Pro Forma             Adjustments          As Adjusted
                                   ------------       ------------       ------------          ------------         ------------
Operating revenue                  $         --       $         --       $     31,000          $         --         $     31,000

Operating expenses                      804,005              9,019             53,000                19,000(9)           885,024
                                   ------------       ------------       ------------          ------------         ------------

Operating loss                         (804,005)            (9,019)           (22,000)              (19,000)            (854,024)

Other income                              2,269                 --              1,000                    --                3,269
                                   ------------       ------------       ------------          ------------         ------------

Loss before income
  taxes                                (801,736)            (9,019)           (21,000)              (19,000)            (850,755)

Provision for taxes                          --                 --                 --                    --                   --
                                   ------------       ------------       ------------          ------------         ------------

Net loss                           $   (801,736)      $     (9,019)      $    (21,000)         $    (19,000)        $   (850,755)
                                   ============       ============       ============          ============         ============

Weighted average number of
  common shares
  outstanding                                                               7,760,519            15,453,125          23,213,644
                                                                         ============          ============         ============

Operating loss per common
  share                                                                  $     *                                    $      (0.04)
                                                                         ============                               ============

* Less than $.01 per share loss.


See Notes to Pro Forma As Adjusted Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
      PRO FORMA AS ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                          Year ended December 31, 1999

                                                                           Hawks                                    Redemption
                                                                        Redemption                                  and Maximum
                                                                        and Minimum              Maximum              Capital
                                                                          Capital                Capital              Infusion
                                    North Star            Zeus           Infusion               Infusion             Pro Forma
                                    Historical         Historical        Pro Forma             Adjustments          As Adjusted
                                   ------------       ------------       ------------          ------------         ------------
Operating revenue                  $         --       $     16,013       $    108,000          $         --         $    124,013

Operating expenses                    4,755,263            186,097            246,000                77,000(9)         5,264,360
                                   ------------       ------------       ------------          ------------         ------------

Operating loss                       (4,755,263)          (170,084)          (138,000)              (77,000)          (5,140,347)

Other income                              3,379                 --              5,000                    --                8,379
                                   ------------       ------------       ------------          ------------         ------------

Loss before income
  taxes                              (4,751,884)          (170,084)          (133,000)              (77,000)          (5,131,968)

Provision for taxes                          --                 --                 --                    --                   --
                                   ------------       ------------       ------------          ------------         ------------

Net loss                           $ (4,751,884)      $   (170,084)      $   (133,000)         $    (77,000)        $ (5,131,968)
                                   ============       ============       ============          ============         ============

Weighted average number of
  common shares
  outstanding                                                               7,750,268            15,453,125           23,203,393
                                                                         ============          ============         ============

Operating loss per common
  share                                                                  $      (0.22)                              $      (0.02)
                                                                         ============                               ============

See Notes to Pro Forma As Adjusted Financial Statements.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO PRO FORMA AS ADJUSTED
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


The pro forma adjustments from the Maximum Placement of Common Stock to the condensed consolidated balance sheet and statements of operations are as follows:

(5) To reflect the additional debt obligation from North Star of $5,200,000, which is expected to be incurred prior to this transaction and which will be contributed to Hawks by the Purchasing Group. As of March 31, 2000, the $5,200,000 anticipated cash contribution is eliminated in consolidation against the remaining North Star and Zeus advance account of $4,419,591 and accrued interest of $780,409.

(6) To record the increase in fair value from the transaction of $767,000, which has been allocated $389,000 to oil and gas properties and $378,000 to goodwill, and to adjust the par value of the combined entity to reflect the issuance of 15,453,125 additional shares of common stock to the North Star shareholder group.

(7) To eliminate the 1,000 shares of North Star common stock outstanding as the shares of Hawks are the surviving shares. This entry also eliminates the 1,800 shares of common stock of Zeus outstanding because of consolidation and the intercompany accounts between North Star and Zeus of $138,150.

(8) To eliminate the retained deficit of Hawks of $2,382,000 because North Star is the survivor for accounting purposes.

(9) To record estimated depletion of oil and gas properties and amortization of goodwill related to the fair value adjustment using the estimated productive lives of the properties of 10 years. The fair value of the oil and gas properties is supported by the discounted future net cash flows disclosed in Note 11 below.

(10) To adjust the weighted average number of common shares outstanding to reflect the issuance of the additional 15,453,125 shares of Hawks.

(11) Supplemental disclosure of reserve and standardized measures for remaining oil and gas properties as of December 31, 1999:

                          RESERVE QUANTITY INFORMATION
                     (All Reserves are in the United States)

                                                           1999
                                                 -------------------------
                                                   Bbls             MCF
                                                 --------         --------
     Proved developed
       and undeveloped reserves
     Beginning of year                             41,777          331,954
     Revisions of previous estimates               31,886           84,745
     Production                                    (4,300)         (28,500)
                                                 --------         --------
     End of year                                   69,363          388,199
                                                 ========         ========

     Proved developed reserves:                    38,479          359,952
                                                 ========         ========

     The above reserves together with the reserves reported in Exhibit I, Overriding Royalties, reflect the 1999 reserves as reported in the Company's Form 10-K/A for the year ended December 31, 1999.

                     HAWKS INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO PRO FORMA AS ADJUSTED
            CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - (Continued)
                                   (Unaudited)


   STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOW AND CHANGES THEREIN
                     RELATED TO PROVED OIL AND GAS RESERVES
                     (All Reserves are in the United States)

                       Standardized Measure is as follows:

                                                                   1999
                                                               -----------
     Future cash flows                                         $ 2,302,000
     Future production and development cost                       (762,000)
     Future income taxes, net of NOL carryforwards                      --
                                                               -----------
     Future net cash flows                                       1,540,000
     10% annual discount rate                                     (646,000)
                                                               -----------
       Discounted future net cash flows                        $   894,000
                                                               ===========

     The following are the principal sources of change in the standardized measure of discounted future net cash flows:

     Balance, beginning of the year                            $   249,000
     Sales, net of production cost                                 (78,000)
     Net changes and production costs                              242,000
     Revisions of previous quantity estimates                      456,000
     Accretion of discount                                          25,000
                                                               -----------
       Balance, end of year                                    $   894,000
                                                               ===========

Average Sales Price and Production Costs

                                                                     1999
                                                                   --------
     Average sales price per bbl                                   $  14.10
     Average sales price per MCF                                       1.96
     Average production cost per
       net equivalent bbl*                                             3.30

* Natural gas has been converted into equivalent bbls using a conversion ratio of 6:1.

                                   EXHIBIT "F"


                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGMENT


                              FINANCIAL STATEMENTS
                                   (Unaudited)
                AS OF MARCH 31, 2000, DECEMBER 31, 1999 AND 1998
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
              AND THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                                 BALANCE SHEETS
                                   (Unaudited)

                                               MARCH 31,         DECEMBER 31,
                                              ----------   -----------------------
                                                 2000         1999         1998
                                              ----------   ----------   ----------
                ASSETS
CURRENT ASSETS
  Cash                                        $   31,000   $    5,000   $   45,000
  Accounts receivable                            245,000      411,000      394,000
  Short-term investments                         200,000      200,000      200,000
  Costs on uncompleted contracts in excess
    of billings                                   43,000        9,000       15,000
  Other currents assets                           56,000       48,000       51,000
                                              ----------   ----------   ----------
      Total current assets                       575,000      673,000      705,000
                                              ----------   ----------   ----------
PROPERTY AND EQUIPMENT, net
  (at cost)                                    1,049,000    1,041,000      877,000
                                              ----------   ----------   ----------
OTHER ASSETS
  Investment in ETL                                   --       30,000           --
  Goodwill, net                                  126,000      128,000      138,000
  Other, net                                       3,000        1,000        5,000
                                              ----------   ----------   ----------
                                                 129,000      159,000      143,000
                                              ----------   ----------   ----------
                                              $1,753,000   $1,873,000   $1,725,000
                                              ==========   ==========   ==========

  LIABILITIES AND SHAREHOLDER'S EQUITY
CURRENT LIABIITIES
  Notes payable                               $  219,000   $  218,000   $  138,000
  Current maturities of Long-Term debt            78,000       72,000      122,000
  Accounts payable                               119,000      125,000      143,000
  Accrued liabilities                             20,000       17,000       12,000
                                              ----------   ----------   ----------
      Total current liabilities                  436,000      432,000      415,000
                                              ----------   ----------   ----------
LOAN COMMITMENT OF ETL                             2,000           --           --
                                              ----------   ----------   ----------
LONG-TERM DEBT                                   359,000      279,000      340,000
                                              ----------   ----------   ----------
SHAREHOLDER'S EQUITY
  Common stock, no par value, 50,000
    shares authorized; 10,000 shares issued        1,000        1,000        1,000
  Retained earnings                              955,000    1,161,000      969,000
                                              ----------   ----------   ----------
                                                 956,000    1,162,000      970,000
                                              ----------   ----------   ----------
                                              $1,753,000   $1,873,000   $1,725,000
                                              ==========   ==========   ==========

See Notes to Financial Statements

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                   (Unaudited)

                                THREE MONTHS ENDED                       YEAR ENDED
                                     MARCH 31,                          DECEMBER 31,
                           --------------------------    -----------------------------------------
                               2000           1999           1999           1998           1997
                           -----------    -----------    -----------    -----------    -----------
Operating revenue:
  Environmental testing
    and management         $   310,000    $   712,000    $ 2,499,000    $ 2,211,000    $ 1,792,000
  Gain (Loss) on sale of
    assets                       1,000             --         10,000         (2,000)         5,000
                           -----------    -----------    -----------    -----------    -----------
                               311,000        712,000      2,509,000      2,209,000      1,797,000
                           -----------    -----------    -----------    -----------    -----------
Operating expenses:
  Cost of sales                274,000        418,000      1,623,000      1,367,000      1,260,000
  General and admin            155,000        108,000        525,000        490,000        486,000
  Depreciation and
    amortization                34,000         34,000        134,000        127,000        131,000
  Allocation of
    Corporate G & A             27,000         28,000        116,000        180,000        215,000
                           -----------    -----------    -----------    -----------    -----------
                               490,000        588,000      2,398,000      2,164,000      2,092,000
                           -----------    -----------    -----------    -----------    -----------
Operating income (loss)       (179,000)       124,000        111,000         45,000       (295,000)
Other income (expense):
  Interest income                2,000          2,000         10,000         10,000         10,000
  Interest expense             (12,000)       (12,000)       (54,000)       (56,000)       (46,000)
  Other income                      --             --             --          4,000          2,000
  Loss from ETL                (68,000)            --             --             --
                           -----------    -----------    -----------    -----------    -----------
Net income (loss) before
  taxes                       (257,000)       114,000         67,000          3,000       (329,000)
Provision for taxes
  Current                           --             --             --             --             --
  Deferred                          --             --             --             --             --
                           -----------    -----------    -----------    -----------    -----------
Net income (loss)             (257,000)       114,000         67,000          3,000       (329,000)
Retained Earnings at
  beginning of period        1,162,000        969,000        969,000        866,000        930,000
Adjustment for inter-
  company eliminations          50,000         28,000        125,000        100,000        265,000
                           -----------    -----------    -----------    -----------    -----------
Retained Earnings at end
  of period                $   955,000    $ 1,111,000    $ 1,161,000    $   969,000    $   866,000
                           ===========    ===========    ===========    ===========    ===========

See Notes to Financial Statements

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                              THREE MONTHS ENDED                   YEAR ENDED
                                                   MARCH 31,                      DECEMBER 31,
                                            ----------------------    -----------------------------------
                                               2000         1999         1999         1998         1997
                                            ---------    ---------    ---------    ---------    ---------
Cash flows from operating activities:
  Income (loss) from operations             $(257,000)   $ 114,000    $  67,000    $   3,000    $(329,000)
  Adjustment to reconcile net loss to
    net cash provided:
      Depreciation and amortization            34,000       34,000      134,000      127,000      131,000
      (Gain) loss on sale of assets            (1,000)          --      (10,000)       2,000       (5,000)
      Loss from ETL                            68,000           --           --           --           --
      Changes in operating assets and
        liabilities:
          Decrease (increase) in
            accounts receivable               166,000     (316,000)     (17,000)    (117,000)     (18,000)
          (Increase) decrease in costs in
            excess of billings, prepaid
            expenses and other current
            assets                            (42,000)     (12,000)       9,000        3,000       53,000
          (Decrease) increase in
            accounts payable and
            accrued expenses                   (3,000)      89,000      (13,000)      27,000      (63,000)
                                            ---------    ---------    ---------    ---------    ---------
Net cash flow provided by (used in)
  operating activities                        (35,000)     (91,000)     170,000       45,000     (231,000)
                                            ---------    ---------    ---------    ---------    ---------

Cash flows from investing activities:
  Purchase of property and
    equipment                                 (37,000)     (60,000)    (293,000)    (212,000)     (30,000)
  Proceeds from sale of properties             31,000           --       15,000        8,000       16,000
  Increase (Decrease) in other assets          (2,000)      (3,000)       4,000           --           --
  Advances to ETL                             (36,000)          --      (30,000)          --           --
                                            ---------    ---------    ---------    ---------    ---------
Net cash flow provided by (used in)
  investing activities                        (44,000)     (63,000)    (304,000)    (204,000)     (14,000)
                                            ---------    ---------    ---------    ---------    ---------

Cash flows from financing activities:
  Adjustment for inter-company
    G & A                                       8,000      (30,000)     126,000      198,000      221,000
  Proceeds from debt obligations
    incurred                                  151,000      170,000      142,000      137,000      200,000
                                              (54,000)     (27,000)    (174,000)    (153,000)    (155,000)
                                            ---------    ---------    ---------    ---------    ---------

                                              105,000      113,000       94,000      182,000      266,000
                                            ---------    ---------    ---------    ---------    ---------
Increase (Decease) in cash and cash
  equivalents                                  26,000      (41,000)     (40,000)      23,000       21,000
Cash and cash equivalents at
  beginning of period                           5,000       45,000       45,000       22,000        1,000
                                            ---------    ---------    ---------    ---------    ---------
Cash and cash equivalents at end of
  period                                    $  31,000    $   4,000    $   5,000    $  45,000    $  22,000
                                            =========    =========    =========    =========    =========

See Notes to Financial Statements

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


Western Environmental Services & Testing, Inc is an environmental quality testing company with laboratory and offices located in Casper, Wyoming, Evanston, Wyoming and San Marcos, Texas. The Company's emphasis is on air quality testing but soil, water and asbestos testing is also performed. The Company provides services to the public although most clients are industrial entities. Fees for services are collected within 30-60 days.

On November 30, 1992, the Company merged with Hawks Industries, Inc., a publicly held Company and has been a wholly owned subsidiary since that date.

1.   Summary of significant accounting policies follow:

     a. Cash and Cash Equivalents- For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with maturity of three months or less to be a cash equivalents.

     b. Depreciation- Property and equipment are depreciated over the assets estimated useful Lives of 5 to 10 years using the straight-line method.

     c. Revenue and Cost Recognition-Income from environmental quality testing is reflected in the financial statements by the completed contract method whereby income and costs are recognized when the testing is complete and a report is issued. On large jobs the contract is broken into segments and billed when each segment is completed.

     d. Bad debts-Uncollectible accounts are charged directly against earnings when they are determined to be uncollectible. Use of this method does not result in a material difference from the valuation method required by generally accepted accounting principles.

2.   Property and equipment

     Property and equipment at March 31, 2000 and December 31, 1999 and 1998 consisted of the following:

                                           2000           1999           1998
                                        ----------     ----------     ----------
Engineering Equipment                   $  868,000     $  851,000     $  737,000
Lab Equipment                              213,000        213,000        457,000
Automotive Equipment                       203,000        207,000        200,000
Buildings                                   79,000         72,000             --
Furniture and fixtures                     203,000        247,000        199,000
Leasehold Improvements                      76,000         64,000         59,000
Other Equipment                             63,000         63,000         63,000
                                        ----------     ----------     ----------
                                         1,705,000      1,717,000      1,715,000
Less Accumulated Depreciation              942,000        931,000      1,098,000
                                        ----------     ----------     ----------
Western Environmental Testing
    And Services, Inc.                     763,000        786,000        617,000
Corporate buildings and
     equipment                             286,000        255,000        260,000
                                        ----------     ----------     ----------
                                        $1,049,000     $1,041,000     $  877,000
                                        ==========     ==========     ==========

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


3.   Notes Payable, Long-Term Debt and Pledge Assets

     Notes payable at March 31, 2000 and December 31, 1999 and 1998 consisted of the following:

                                                                2000       1999       1998
                                                              --------   --------   --------
Revolving line of credit $200,000, interest at 6.46%
  maturing April 19, 2000 collateralized by
  certificate of deposit                                      $140,000   $145,000   $138,000
Short Tern note payable to bank, interest at 9.75%
  maturing March 16, 2000, collateralized by buildings          79,000     73,000         --
                                                              --------   --------   --------
                                                              $219,000   $218,000   $138,000
                                                              ========   ========   ========

Long-Term debt at March 31, 2000 and December 31, 1999 and 1998 consisted of the following:

                                                                2000       1999       1998
                                                              --------   --------   --------
Mortgage note payable to bank, interest set at 4% above
  U.S. Treasury bill index for one year each June 1st,
  (8.66% at March 31, 2000), payable $1,181 per month
  including interest until April 1, 2009, collateralized by
  office building                                             $ 91,000   $ 92,000   $ 95,000
Mortgage notes payable to W.D. Hodges and Jim Ferris
  Properties, interest at 9% payable $971 per month until
  September 17, 2013, collateralized by building                88,000     90,000     96,000
Installment loans payable, due at various times from May
  2001 to August 2002, interest rates from 9.0% to 10%
  secured by equipment                                              --     50,000     37,000
Note payable Wyoming Industrial Development
  Corporation, interest at 7.33%, payable $3,991 per
  month including interest until October 5, 2002,
  collateralized by equipment                                  110,000    119,000    157,000
Note payable Wyoming Industrial Development
  Corporation, interest at 6.96%, payable $4,475 per
  month including interest                                          --         --     77,000
Note payable Wyoming Industrial Development
  Corporation, Interest at 6.5% payable $2,935 per
  month until March 3, 2005 collateralized by equipment        148,000         --         --
                                                              --------   --------   --------
                                                               437,000    351,000    462,000
Less Current Maturities                                         78,000     72,000    122,000
                                                              --------   --------   --------
                                                              $359,000   $279,000   $340,000
                                                              ========   ========   ========

Aggregate maturities of Long-Term debt consisted of the following:

                2000                  $ 78,000
                2001                    82,000
                2002                    77,000
                2003                    45,000
                2004                    48,000
                Thereafter             107,000
                                      --------
                                      $437,000
                                      ========

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)


4.   Discontinued Operations Reconciliation

     The following tables summarize the conversion from the subsidiary, Western Environmental Services & Testing, Inc. to the environmental testing and management segment that is discontinued as presented in Exhibit "C" for each of the periods presented:

                    FOR THE THREE MONTHS ENDED MARCH 31, 2000

                                       As
                                   Presented      Adjustments       Discontinued
                                   ---------      -----------       ------------
     Operating revenue:
       Environmental testing
         and management            $ 310,000                          $ 310,000
       Gain (Loss) on sale of
         assets                        1,000                              1,000
                                   ---------                          ---------
                                     311,000                            311,000
                                   ---------                          ---------
     Operating expenses:
       Cost of sales                 274,000                            274,000
       General and admin             155,000                            155,000
       Depreciation and
         amortization                 34,000                             34,000
       Allocation of
         Corporate G & A              27,000         (27,000)(a)             --
                                   ---------                          ---------
                                     490,000                            463,000
                                   ---------                          ---------
     Operating income (loss)        (179,000)                          (152,000)
     Other income (expense):
       Interest income                 2,000                              2,000
       Interest expense              (12,000)                           (12,000)
       Loss from ETL                 (68,000)                           (68,000)
                                   ---------                          ---------
     Net income (loss) before
       taxes                        (257,000)                          (230,000)
     Provision for taxes
       Current                            --                                 --
       Deferred                           --                                 --
                                   ---------                          ---------
     Net income (loss)             $(257,000)                         $(230,000)
                                   =========                          =========

(a) Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

                    FOR THE THREE MONTHS ENDED MARCH 31, 1999

                                       As
                                   Presented      Adjustments       Discontinued
                                   ---------      -----------       ------------
     Operating revenue:
       Environmental testing
         and management            $ 712,000                          $ 712,000
       Gain (Loss) on sale of
         assets                           --                                  --
                                   ---------                          ---------
                                     712,000                            712,000
                                   ---------                          ---------
     Operating expenses:
       Cost of sales                 418,000                            418,000
       General and admin             108,000                            108,000
       Depreciation and
         amortization                 34,000                             34,000
       Allocation of
         Corporate G & A              28,000         (28,000)(a)             --
                                   ---------                          ---------
                                     588,000                            560,000
                                   ---------                          ---------
     Operating income (loss)         124,000                            152,000
     Other income (expense):
       Interest income                 2,000                              2,000
       Interest expense              (12,000)                           (12,000)
       Loss from ETL                      --                                 --
                                   ---------                          ---------
     Net income (loss) before
       taxes                         114,000                            142,000
     Provision for taxes
       Current                            --                                 --
       Deferred                           --                                 --
                                   ---------                          ---------
     Net income (loss)             $ 114,000                          $ 142,000
                                   =========                          =========

(a) Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                        As
                                    Presented        Adjustments          Discontinued
                                   -----------       -----------          ------------
     Operating revenue:
       Environmental testing
         and management            $ 2,499,000                            $ 2,499,000
                                   -----------                            -----------
       Gain (Loss) on sale of
         assets                         10,000                                 10,000
                                   -----------                            -----------
                                     2,509,000                              2,509,000
                                   -----------                            -----------
     Operating expenses:
       Cost of sales                 1,623,000                              1,623,000
       General and admin               525,000                                525,000
       Depreciation and
         amortization                  134,000                                134,000
       Allocation of
         Corporate G & A               116,000          (116,000)(a)               --
                                   -----------                            -----------
                                     2,398,000                              2,282,000
                                   -----------                            -----------
     Operating income (loss)           111,000                                227,000
     Other income (expense):
       Interest income                  10,000                                 10,000
       Interest expense                (54,000)                               (54,000)
                                   -----------                            -----------
     Net income (loss) before
       taxes                            67,000                                183,000
     Provision for taxes
       Current                              --                                     --
       Deferred                             --                                     --
                                   -----------                            -----------
     Net income (loss)             $    67,000                            $   183,000
                                   ===========                            ===========

(a) Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                     As
                                    Presented        Adjustments         Discontinued
                                   -----------       -----------         ------------
     Operating revenue:
       Environmental testing
         and management            $ 2,211,000                            $ 2,211,000
       Gain (Loss) on sale of
         assets                         (2,000)                                (2,000)
                                   -----------                            -----------
                                     2,209,000                              2,209,000
                                   -----------                            -----------
     Operating expenses:
       Cost of sales                 1,367,000                              1,367,000
       General and admin               490,000                                490,000
       Depreciation and
         amortization                  127,000                                127,000
       Allocation of
         Corporate G & A               180,000          (180,000)(a)               --
                                   -----------                            -----------
                                     2,164,000                              1,984,000
                                   -----------                            -----------
     Operating income (loss)            45,000                                225,000
     Other income (expense):
       Other income                      4,000                                  4,000
       Interest income                  10,000                                 10,000
       Interest expense                (56,000)                               (56,000)
                                   -----------                            -----------
     Net income (loss) before
       taxes                             3,000                                183,000
     Provision for taxes
       Current                              --                                     --
       Deferred                             --                                     --
                                   -----------                            -----------
     Net income (loss)             $     3,000                            $   183,000
                                   ===========                            ===========

(a) Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                  ENVIRONMENTAL TESTING AND MANAGEMENT SEGEMENT
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                        As
                                    Presented        Adjustments         Discontinued
                                   -----------       -----------         ------------
     Operating revenue:
       Environmental testing
         and management            $ 1,792,000                            $ 1,792,000
       Gain (Loss) on sale of
         assets                          5,000                                  5,000
                                   -----------                            -----------
                                     1,797,000                              1,797,000
                                   -----------                            -----------
     Operating expenses:
       Cost of sales                 1,260,000                              1,260,000
       General and admin               486,000                                486,000
       Depreciation and
         amortization                  131,000                                131,000
       Allocation of
         Corporate G & A               215,000          (215,000)(a)               --
                                   -----------                            -----------
                                     2,092,000                              1,877,000
                                   -----------                            -----------
     Operating income (loss)          (295,000)                               (80,000)
     Other income (expense):
       Other income                      2,000                                  2,000
       Interest income                  10,000                                 10,000
       Interest expense                (46,000)                               (46,000)
                                   -----------                            -----------
     Net income (loss) before
       taxes                          (329,000)                              (114,000)
     Provision for taxes
       Current                              --                                     --
       Deferred                             --                                     --
                                   -----------                            -----------
     Net income (loss)             $  (329,000)                           $  (114,000)
                                   ===========                            ===========

(a) Allocation of general and administrative expenses not applicable for computation of discontinued operations.

                                   EXHIBIT "G"
                          NORTH STAR EXPLORATION, INC.
                       (An Exploration Stage Corporation)

                              Financial Statements
                    As Of December 31, 1999 And 1998 And For
                  The Period From Inception (January 31, 1997)
                              To December 31, 1999

             Together With Report Of Independent Public Accountants

                    As Of March 31, 2000 (Unaudited) And For
                  The Period From Inception (January 31, 1997)
                          To March 31, 2000 (Unaudited)

                    Report of Independent Public Accountants



To the Board of Directors and Shareholders of North Star Exploration, Inc.:

We have audited the accompanying balance sheets of NORTH STAR EXPLORATION, INC. (a Nevada corporation in the exploration stage) as of December 31, 1999 and 1998, and the related statements of operations, shareholders' deficit, and cash flows for each of the three years in the period ended December 31, 1999 and for the period from inception (January 31, 1997) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Star Exploration, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, and for the period from inception (January 31, 1997) through December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                             ARTHUR ANDERSEN LLP


Denver, Colorado,
      February 24, 2000.

                          NORTH STAR EXPLORATION, INC.
                       (An Exploration Stage Corporation)

                                 BALANCE SHEETS

                                                                    December 31,               March 31,
                                                           -----------------------------     ------------
                                                               1998             1999             2000
                                                           ------------     ------------     ------------
                                                                                              (Unaudited)
       ASSETS
Cash and cash equivalents                                  $     10,936     $     20,432     $      9,312
Accounts receivable-- affiliates                                 45,188          133,414          138,150
Other current assets                                              3,728              778            1,416
                                                           ------------     ------------     ------------
    Total current assets                                         59,852          154,624          148,878
Lease acquisition costs                                         400,000          650,000          650,000
Equipment, net of accumulated depreciation
  of $10,937 and $44,219 and $54,538, respectively               69,538          206,301          198,763
                                                           ------------     ------------     ------------
    Total assets                                           $    529,390     $  1,010,925     $    997,641
  LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
 Advances from affiliate                                   $  3,689,807     $  8,643,112     $  9,413,462
 Accounts payable                                               420,899          256,694          124,407
 Accrued interest                                               175,287          621,623          780,409
 Accrued liabilities                                             14,061           11,644            3,247
                                                           ------------     ------------     ------------
    Total current liabilities                                 4,300,054        9,533,073       10,321,525
COMMITMENTS AND CONTINGENCIES (Note 4)
SHAREHOLDERS' DEFICIT:
 Common  stock;  no  par  value; 20,000,000  shares
   authorized, 18,950,000, 20,000,000, and
   20,000,000 issued and outstanding at March 31,
   2000, December 31, 1999 and 1998, respectively                 1,000            1,000            1,000
 Accumulated deficit                                         (3,771,664)      (8,523,148)      (9,324,884)
                                                           ------------     ------------     ------------
    Total shareholders' deficit                              (3,770,664)      (8,522,148)      (9,323,884)
    Total liabilities and shareholders' deficit            $    529,390     $  1,010,925     $    997,641



                 The accompanying notes to financial statements are an integral part of these balance sheets.

                          NORTH STAR EXPLORATION, INC.
                       (An Exploration Stage Corporation)


                            STATEMENTS OF OPERATIONS


                                                      Year Ended
                                                     December 31,
                                      -----------------------------------------
                                          1997           1998           1999
                                      -----------    -----------    -----------
COSTS AND EXPENSES:
  Exploration                         $   701,734    $ 2,378,156    $ 2,943,925
  General and administrative               70,165        435,385      1,331,720
  Depreciation                              1,155          9,782         33,282
  Interest expense                         22,824        152,463        446,336
                                      -----------    -----------    -----------

          Total costs and expenses        795,878      2,975,786      4,755,263
                                      -----------    -----------    -----------

OTHER INCOME                                 --             --            3,779
                                      -----------    -----------    -----------

NET LOSS                              $  (795,878)   $(2,975,786)   $(4,751,484)
                                      ===========    ===========    ===========



                                                                         Period From       Period From
                                                                          Inception         Inception
                                                                        (January 31,      (January 31,
                                              Three Months Ended            1997)             1997)
                                                  March 31,                   To                To
                                        ----------------------------     December 31,       March 31,
                                           1999             2000            1999              2000
                                        -----------      -----------     -----------      -----------
                                                                                          (Unaudited)
COSTS AND EXPENSES:
  Exploration                           $   559,596      $   304,435     $ 6,023,815      $ 6,328,250
  General and administrative                348,009          330,465       1,837,270        2,167,735
  Depreciation                                5,878           10,319          44,219           54,538
  Interest expense                           75,520          158,786         621,623          780,409
                                        -----------      -----------     -----------      -----------

          Total costs and expenses          989,003          804,005       8,526,927        9,330,932
                                        -----------      -----------     -----------      -----------

OTHER INCOME                                   --              2,269           3,779            6,048
                                        -----------      -----------     -----------      -----------

NET LOSS                                $  (989,003)     $  (801,736)    $(8,523,148)     $(9,324,884)
                                        ===========      ===========     ===========      ===========


                 The accompanying notes to financial statements
                    are an integral part of these statements.

                          NORTH STAR EXPLORATION, INC.
                       (An Exploration Stage Corporation)
                            STATEMENTS OF CASH FLOWS
                                     1 of 2


                                                                                Year Ended
                                                                                December 31,
                                                              -----------------------------------------------
                                                                  1997             1998              1999
                                                              -----------       -----------       -----------
CASH FLOWS FROM OPERATING
   ACTIVITIES:
     Net loss                                                 $  (795,878)      $(2,975,786)      $(4,751,484)
     Adjustments to reconcile net loss to net
       cash used in operating activities-
          Depreciation                                              1,155             9,782            33,282
          Increase (decrease) in accounts payable                  53,276           367,623          (164,205)
          Increase in accrued interest                             22,824           152,463           446,336
          Increase (decrease) in accrued
               liabilities                                          3,941            10,120            (2,417)

          (Increase) decrease in accounts
              receivable - affiliates                             (37,608)           (7,580)          (88,226)
          (Increase) decrease  in  other  current assets               --            (3,728)            2,950
                                                              -----------       -----------       -----------

               Net cash used in  operating
                 activities                                      (752,290)       (2,447,106)       (4,523,764)
                                                              -----------       -----------       -----------

CASH FLOWS FROM INVESTING
   ACTIVITIES:
     Lease acquisition costs                                     (200,000)         (200,000)         (250,000)
     Purchase of equipment                                        (22,823)          (56,652)         (170,045)
                                                              -----------       -----------       -----------

               Net cash used in  investing
                 activities                                      (222,823)         (256,652)         (420,045)
                                                              -----------       -----------       -----------

CASH FLOWS FROM FINANCING
   ACTIVITIES:
     Advances from affiliate                                      988,602         2,701,205         4,953,305
                                                              -----------       -----------       -----------
               Net cash provided by financing
                   activities                                     988,602         2,701,205         4,953,305
                                                              -----------       -----------       -----------

NET INCREASE (DECREASE) IN CASH
   AND CASH EQUIVALAENTS                                           13,489            (2,553)            9,496

CASH AND CASH EQUIVALENTS,
     at beginning of period                                            --            13,489            10,936
                                                              -----------       -----------       -----------

CASH AND CASH EQUIVALENTS,
     at end of period                                         $    13,489       $    10,936       $    20,432
                                                              ===========       ===========       ===========

SUPPLEMENTAL DISCLOSURE OF
   NON-CASH ACTIVITIES:
     Issuance of common stock for promissory
       notes                                                  $       900       $        --       $        --
                                                              ===========       ===========       ===========
     Issuance of common stock to Doyon in
       connection with lease acquisition
       agreement                                              $       100       $        --       $        --
                                                              ===========       ===========       ===========


                 The accompanying notes to financial statements
                    are an integral part of these statements.

                          NORTH STAR EXPLORATION, INC.
                       (An Exploration Stage Corporation)
                            STATEMENTS OF CASH FLOWS
                                     2 of 2


                                                                                              Period             Period
                                                                                               From               From
                                                                                            Inception          Inception
                                                                                             (January           (January
                                                             Three Months Ended             31, 1997)          31, 1997)
                                                                   March 31,                    To                 To
                                                        ----------------------------        December 31,        March 31,
                                                           1999              2000              1999              2000
                                                        -----------       -----------       -----------       -----------
                                                                 (Unaudited)                                  (Unaudited)
CASH FLOWS FROM OPERATING
   ACTIVITIES:
     Net loss                                           $  (989,004)      $  (801,736)      $(8,523,148)      $(9,324,884)
     Adjustments to reconcile net loss to net
       cash used in operating activities-
          Depreciation                                        5,878            10,319            44,219            54,538
          Increase (decrease) in accounts payable          (214,340)         (132,287)          256,694           124,407
          Increase in accrued interest                       75,519           158,786           621,623           780,409
          Increase (decrease) in accrued
             liabilities                                    (12,625)           (8,397)           11,644             3,247

          (Increase) decrease in accounts
              receivable - affiliates                        11,895            (4,736)         (133,414)         (138,150)
          (Increase)  decrease  in  other  current
              assets                                            940              (638)             (778)           (1,416)
                                                        -----------       -----------       -----------       -----------
              Net cash used in operating
               activities                                (1,121,737)         (778,689)       (7,723,160)       (8,501,849)
                                                        -----------       -----------       -----------       -----------

CASH FLOWS FROM INVESTING
   ACTIVITIES:
     Lease acquisition costs                               (250,000)               --          (650,000)         (650,000)
     Purchase of equipment                                  (86,631)           (2,781)         (249,520)         (252,301)
                                                        -----------       -----------       -----------       -----------
              Net cash used in investing
                activities                                 (336,631)           (2,781)         (899,520)         (902,301)
                                                        -----------       -----------       -----------       -----------

CASH FLOWS FROM FINANCING
   ACTIVITIES:
     Advances from affiliate                              1,562,165           770,350         8,643,112         9,413,462
                                                        -----------       -----------       -----------       -----------
               Net cash provided by financing
                   activities                             1,562,165           770,350         8,643,112         9,413,462
                                                        -----------       -----------       -----------       -----------

NET INCREASE (DECREASE) IN CASH
   AND CASH EQUIVALAENTS                                    103,797           (11,120)           20,432             9,312

CASH AND CASH EQUIVALENTS,
     at beginning of period                                  10,936            20,432                --                --
                                                        -----------       -----------       -----------       -----------

CASH AND CASH EQUIVALENTS,
     at end of period                                   $   114,733       $     9,312       $    20,432       $     9,312
                                                        ===========       ===========       ===========       ===========

SUPPLEMENTAL DISCLOSURE OF
   NON-CASH ACTIVITIES:
     Issuance of common stock for promissory
       notes                                            $        --       $        --       $       900       $       900
                                                        ===========       ===========       ===========       ===========
     Issuance of common stock to Doyon in
       connection with lease acquisition
       agreement                                        $        --       $        --       $       100       $       100
                                                        ===========       ===========       ===========       ===========


                 The accompanying notes to financial statements
                    are an integral part of these statements.

                          NORTH STAR EXPLORATION, INC.
                       (An Exploration Stage Corporation)


                       STATEMENT OF SHAREHOLDERS' DEFICIT

                FOR THE PERIOD FROM INCEPTION (JANUARY 31, 1997)

                       THROUGH DECEMBER 31, 1999 (AUDITED)

                          AND MARCH 31, 2000 (UNAUDITED


                                             Common Stock                   Treasury Stock             Accumu-
                                       --------------------------      ------------------------        lated
                                          Shares          Amount          Shares        Amount         Deficit            Total
                                       -----------       --------      -----------      -------      -----------       -----------
INCEPTION, January 31, 1997                     --       $     --               --      $    --      $        --       $        --
  Issuance of common stock for
     promissory notes                   18,000,000            900               --           --               --               900

  Issuance of common stock to
     Doyon in connection with lease
     acquistion agreement                2,000,000            100               --           --               --               100

  Net loss                                      --             --               --           --         (795,878)         (795,878)
                                       -----------       --------      -----------      -------      -----------       -----------

BALANCE, December 31, 1997              20,000,000          1,000               --           --         (795,878)         (794,878)

  Net loss                                      --             --               --           --       (2,975,786)       (2,975,786)
                                       -----------       --------      -----------      -------      -----------       -----------

BALANCE, December 31, 1998              20,000,000          1,000               --           --       (3,771,664)       (3,770,664)

  Net loss                                      --             --               --           --       (4,751,484)       (4,751,484)
                                       -----------       --------      -----------      -------      -----------       -----------

BALANCE, December 31, 1999              20,000,000          1,000               --           --       (8,523,148)      $(8,522,148)

  Net loss                                      --             --               --           --         (801,736)         (801,736)

  Shares retained in Company's
      treasury (Note 8)                 (1,050,000)            --        1,050,000           --               --                --
                                       -----------       --------      -----------      -------      -----------       -----------

BALANCE, March 31, 2000
  (Unaudited)                           18,950,000       $  1,000        1,050,000      $    --      $(9,324,884)      $(9,323,884)
                                       ===========       ========      ===========      =======      ===========       ===========


                 The accompanying notes to financial statements
                     are an integral part of this statement.

                          NORTH STAR EXPLORATION, INC.
                       (An Exploration Stage Corporation)

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1999, 1998 (AUDITED)

                         AND MARCH 31, 2000 (UNAUDITED)


1.   ORGANIZATION AND DESCRIPTION OF THE BUSINESS AND BASIS OF PRESENTATION:

Organization and Description of the Business

North Star Exploration, Inc., a Nevada corporation (the "Company" or "North Star"), is a privately held exploration company formed on January 31, 1997 for the purpose of acquiring, exploring and developing certain mineral properties in the State of Alaska.

On May 27, 1997, the Company entered into an Option Agreement (the "Agreement") with Doyon, Limited ("Doyon") with respect to certain lands in Alaska. The Agreement provides North Star with the exclusive right to explore for minerals until January 1, 2002, to lease prospects identified thereon, and to develop and produce minerals pursuant to such leases. The optioned lands encompass approximately seven million acres comprised of 24 individually named blocks, plus additional rights to surrounding lands within areas of interest.

The Agreement requires North Star to spend $9 million over the life of the Agreement, with minimum commitments per year and with specific minimum expenditures per block. Exploration expenditures in excess of the minimum amount may be carried forward and credited to expenditure requirements for future years with certain limitations. As of March 31, 2000, North Star had spent approximately $5.6 million of the $9 million required to be spent over the life of the agreement.

At any time during the agreement term, North Star may, if it has conducted a specified minimum amount of drilling, made a specified minimum amount of exploration expenditures and received a positive pre-feasibility study with respect to a particular mineral area, exercise its option to lease that area for mineral development for a specified initial term. If North Star achieves commercial production during the initial term, the lease will continue so long as there is commercial production. North Star may obtain leases on an unlimited number of areas currently owned by Doyon, and on areas from lands selected by Doyon pursuant to the Alaska Native Claims Settlement Act, but not yet conveyed to Doyon.

Each mining lease will provide for an annual payment to Doyon commencing upon the execution of the lease of a specified amount per acre leased, but not less than a specified annual minimum total, until a feasibility study is delivered to Doyon. If a feasibility study is not delivered to Doyon before the fifth anniversary of the execution of the lease, the annual per acre and minimum total amounts increase. North Star must also incur minimum expenditures until the feasibility study is delivered to Doyon. Starting on the date of submittal of a feasibility study, North Star is required to pay Doyon a yearly advance royalty, which is larger than the annual minimum total that was payable prior to feasibility, and which is recoupable out of 50% of future royalties. From commencement of commercial production until payback, North Star is required to pay Doyon the larger of a specified percentage royalty of net Smetter returns or a specified percentage of net profits, until payback, and the larger of an increased percentage royalty of net Smetter returns or an increased percentage of net profits, after payback. Doyon reserves the right to buy a fractional portion of the equity in a project after deliverance of a positive feasibility study.

North Star was not in technical compliance with several provisions of the Agreement as of December 31, 1999. However, the Company has received a waiver from Doyon regarding these variances through June 30, 2000.

Business Risks

The Company is currently exploring for minerals and has yet to exercise any options to lease prospects. The Company has therefore not produced any revenues since inception and there can be no assurance that revenues will be generated during fiscal 2000.

The Company's operations will be significantly affected by the market price of gold. Gold prices can fluctuate widely and are affected by numerous factors that are beyond the Company's control. In July 1999, the market price for gold declined to its lowest level in 20 years. A further sustained period of low gold prices could have a material adverse effect on the Company's financial position, results of operations and its ability to raise adequate financing.

The Company has a funding agreement with Equistar Consolidated Holdings LLC ("Equistar"). Equistar is owned 50% by certain shareholders who have a 45% ownership interest in North Star. The remaining 50% interest in Equistar is owned by a Partnership which solely owns a Company that has a 45% interest in North Star.

Equistar has funded the operations of the Company since inception and North Star's ability to continue as a going concern is dependent upon the continued support of Equistar or obtaining an alternate source of financing. Equistar has committed to fund the operations of the Company through March 31, 2001, unless other financing is secured prior to that date.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying financial statements are presented on the accrual basis of accounting, in accordance with generally accepted accounting principles.

Unaudited Periods Presented

In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring items) necessary to present fairly the financial position of North Star as of March 31, 2000 and the results of operations and cash flows for the periods presented. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. Management believes the disclosures made are adequate to ensure that the information is not misleading, and recommends that these financial statements be read in conjunction with the Company's December 31, 1999 audited financial statements.

Exploration Stage Enterprise

The Company is in the exploration stage and is accounted for in accordance with Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by Development Stage Enterprises."

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Equipment and Mineral Rights

Expenditures for equipment are stated at cost. Depreciation is provided using the straight-line method over useful lives ranging from 3 to 7 years.

Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed, the costs incurred to develop the property will be capitalized. Significant payments related to the acquisition of exploration interests are also capitalized. If a mineable ore body is discovered, acquisition costs will be amortized using a units-of-production method. If no mineable ore body is discovered, acquisition costs will be expensed in the period in which it is determined the property has no future economic value.

The Company adopted American Institute of Certified Public Accountants Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" ("SOP 98-5"), effective January 1, 1998. Under this accounting method, certain costs such as organization, training and pre-feasibility expenses incurred during the start-up phase of a project are expensed as incurred. Adoption of SOP 98-5 did not have a material impact to the financial statements.

Long-Lived Assets

The Company evaluates potential impairment of long-lived assets and long-lived assets to be disposed of in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS No. 121 established procedures for review of recoverability, and measurement of impairment if necessary, of long-lived assets held and used by the Company. SFAS No. 121 requires that those assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. SFAS No. 121 also requires any long-lived assets to be disposed of to be reported at the lower of carrying amount or fair value less estimated selling costs. Fair value is determined using an estimated future cash flow analysis. An impairment is considered to exist if total estimated future cash flows on an undiscounted basis is less than the carrying amount of the asset. An impairment loss is then measured and recorded based on discounted estimated future cash flows. Future cash flows include estimates of recoverable ounces, gold prices (considering current and historical prices, price trends and related factors), production, capital and reclamation costs.

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" which requires the use of the asset and liability method of computing deferred income taxes. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the book basis and tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when those amounts are realized or settled.

Fair Value of Financial Instruments

The carrying values of the Company's cash and cash equivalents, accounts payable, accrued liabilities and advances from affiliate approximate their estimated fair values due to the short-term maturities of these assets and liabilities.

3.   INCOME TAXES:

The components of deferred taxes follow:

                                             December 31,      December 31,       March 31,
                                                1998              1999              2000
                                             -----------       -----------       -----------
                                                                                 (Unaudited)
     Deferred tax assets:
       Net operating loss carryforwards      $ 1,362,005       $ 3,043,247       $ 3,286,312
       Tax basis over book                            --           160,269           366,948
                                             -----------       -----------       -----------

     Deferred tax liability:
       Book basis over tax                        (3,332)               --                --
                                             -----------       -----------       -----------

       Net deferred tax asset                  1,358,673         3,203,516         3,653,260

       Valuation allowance                    (1,358,673)       (3,203,516)       (3,653,260)
                                             -----------       -----------       -----------

                                             $        --       $        --       $        --
                                             ===========       ===========       ===========


At March 31, 2000, the Company had net operating loss  carryforwards  ("NOL") to
offset  future  income  for  federal   income  tax  purposes  of   approximately
$8,763,498.

The Company established a valuation allowance against its deferred tax asset due to the losses incurred by the Company since inception. The Company's ability to generate future taxable income to utilize the NOL is uncertain.

4.   COMMITMENTS AND CONTINGENCIES:

Doyon Agreement

In accordance with the Agreement, as March 31, 2000, the Company is required to make annual lease acquisition payments of $300,000 for both 2000 and 2001.

At March 31, 2000, the Company's required exploration expenditures under the Agreement, were $1,091,020 for the remainder of 2000 and $2,300,000 for 2001.

Future Lease Commitments

The Company has certain operating leases for office space and equipment with terms ranging from three to seven years.

The minimum future payments under the terms of the operating leases are as follows:

                  Nine months ending December 31,
                     2000                                $   173,171
                  Years ending December 31,
                     2001                                    227,561
                     2002                                    216,572
                     2003                                    207,820
                     2004                                    205,892
                     2005                                    274,522
                                                        ------------
                                                          $1,305,538
                                                        ============


The Company recorded expenses related to the operating leases of $54,390, $233,269 and $66,013 for the three months ended March 31, 2000 and for the years ended December 31, 1999 and 1998, respectively.

Environmental Laws and Regulations

The Company's management believes that it is in compliance with environmental laws and regulations as currently enacted. The Company's management has filed all necessary permits to fulfill current environmental compliance requirements. However, the exact nature of environmental compliance, which the Company may be exposed to in the future, cannot be predicted. This is primarily due to the increasing number, complexity and changing character of environmental requirements that may be enacted by federal and state authorities. Provisions for reclamation will be made when mining begins.

5.    RELATED PARTY TRANSACTIONS:

Accounts Receivable - Affiliates

In 1999, the Company advanced funds to Zeus Consolidated Holdings, Inc. ("Zeus"). At March 31, 2000 and December 31, 1999, advances to Zeus totaled $129,635 and $132,102. The advanced funds bear interest at 7% per annum and are due in 2000. At March 31, 2000 and December 31, 1999, accrued interest totaled $6,048 and $3,779, respectively.

Advance From Affiliate

Advances from Equistar accrue interest at 7% per annum with all amounts outstanding maturing on October 31, 2000, subject to the funding commitment discussed in Note 1. The Company owed $9,413,462, $8,643,112 and $3,689,807 in principal and $780,409, $621,623 and $175,287 in accrued interest to Equistar as of March 31, 2000, December 31, 1999 and 1998, respectively.

Management Fee

Beginning January 1999, Equistar began charging the Company a management fee of $35,000 per month for administrative services performed on behalf of the Company. The Company incurred total expense of $105,000 for the three months ended March 31, 2000 and $420,000 for the year ended December 31, 1999, respectively.

6.   CONTROLLING INTEREST IN PUBLICLY TRADED COMPANY:

On June 10, 1999, Company shareholders representing 90% of the outstanding shares of the Company (the "Buyers") entered into an agreement to purchase a controlling interest in a publicly traded company. As part of the consideration, the Buyers, at their election, may transfer their right to the obligations of North Star resulting from the advances made by Equistar, to the shareholders of the publicly traded company as partial payment for the acquisition.

7.   LETTER OF INTENT WITH INTERNATIONAL BRAVO RESOURCE CORPORATION:

On July 5, 1999, North Star entered into a letter of intent with International Bravo Resource Corporation ("Bravo") giving Bravo the right to acquire a 51% interest in certain properties by issuing 200,000 shares of Bravo to North Star, which would represent approximately 1.6% of total Bravo shares outstanding as of January 31, 2000 and by spending at least $5 million on the properties over a period of six years. The letter of intent further states that, upon the completion of the acquisition of a 51% interest in the properties by Bravo, it and North Star intend to enter into a joint venture agreement which will include provision for Bravo to increase its interest to 70% in designated specific prospects within the area of the properties. Consummation of the transaction is conditioned upon execution of a final contract and approval of the transaction by Doyon and the regulatory authorities.

8.   SHAREHOLDERS' DEFICIT:

On January 17, 2000, the Company's shareholders approved a resolution to increase the number of authorized shares to 20,000,000, to split presently outstanding shares 800 to 1 and to withhold 1,050,000 shares proportionately from each existing shareholder, with the exception of Doyon, from the shares issuable to each of them in the stock split, to be retained in the Company's treasury and reserved for issuance pursuant to stock options that may be granted in the future to employees. The financial statements have been retroactively adjusted for all periods presented to reflect this transaction and the ownership of the 90% shareholders group discussed above has been reduced to 89.45% based on the number of shares outstanding at March 31, 2000.

                                   EXHIBIT "H"
                        ZEUS CONSOLIDATED HOLDINGS, INC.
                       (An Exploration Stage Corporation)

                        Consolidated Financial Statements
                         As Of December 31, 1999 And For
                    The Period From Inception (March 1, 1999)
                              To December 31, 1999

             Together With Report Of Independent Public Accountants

                  As Of March 31, 2000 (Unaudited) And For The
                    Period From Inception (March 1, 1999) To
                           March 31, 2000 (Unaudited)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Zeus Consolidated Holdings, Inc.:

We have audited the accompanying consolidated balance sheet of ZEUS CONSOLIDATED HOLDINGS, INC. (a Nevada corporation in the exploration stage) and subsidiary as of December 31, 1999 and the related consolidated statement of operations, shareholders' deficit, and cash flows for the period from inception (March 1,
1999) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zeus Consolidated Holdings, Inc. and subsidiary as of December 31, 1999 and the results of their operations and their cash flows for the period from inception (March 1, 1999) through December 31, 1999 in conformity with accounting principles generally accepted in the United States.


                                                             ARTHUR ANDERSEN LLP


Denver, Colorado,
      April 10, 2000.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                       (An Exploration Stage Corporation)


                                 BALANCE SHEETS


                                                                 December 31,      March 31,
                                                                    1999            2000
                                                                  ---------       ---------
                                                                                 (Unaudited)
                  ASSETS

     CASH AND CASH EQUIVALENTS                                    $   6,065       $   5,298
                                                                  ---------       ---------

           Total current assets                                       6,065           5,298
                                                                  ---------       ---------

     INVESTMENT IN INTERNATIONAL BRAVO RESOURCE
        CORPORATION                                                  11,293          17,593
                                                                  ---------       ---------

            Total assets                                          $  17,358       $  22,891
                                                                  =========       =========

         LIABILITIES AND SHAREHOLDERS' EQUITY

     CURRENT LIABILITIES
        Accounts payable                                          $  32,459       $   2,646
        Advances from North Star                                    129,635         132,102
        Advances from Equistar                                       24,300          56,700
        Accrued interest payable                                      3,968           7,166
                                                                  ---------       ---------

           Total current liabilities                                190,362         198,614

     COMMITMENTS AND CONTINGENCIES (Note 4)

     SHAREHOLDERS' DEFICIT:
       Common stock; no par value; 25,000 shares authorized;
         22,500 shares issued and outstanding                         1,800           1,800
       Accumulated other comprehensive (loss)/income                 (4,720)          1,580
       Accumulated deficit                                         (170,084)       (179,103)
                                                                  ---------       ---------

           Total shareholders' deficit                             (173,004)       (175,723)
                                                                  ---------       ---------

           Total liabilities and shareholders' deficit            $  17,358       $  22,891
                                                                  =========       =========


                 The accompanying notes to financial statements
                  are an integral part of these balance sheets.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                       (An Exploration Stage Corporation)


                            STATEMENTS OF OPERATIONS

                                                            Period From          Period From                           Period From
                                                             Inception            Inception                             Inception
                                                          (March 1, 1999)      (March 1, 1999)      Three Months     (March 1, 1999)
                                                              Through              Through             Ended             Through
                                                            December 31,          March 31,          March 31,          March 31,
                                                                1999                 1999               2000              2000
                                                              ---------           ---------           ---------         ---------
                                                                                 (Unaudited)         (Unaudited)       (Unaudited)
REVENUES:
  Option payments (Note 1)                                    $  16,013           $      --           $      --         $  16,013

COSTS AND EXPENSES:
  Exploration                                                   103,573               6,576               4,871           108,444
  General and administrative                                     78,556                 205                 950            79,506
  Interest expense                                                3,968                   1               3,198             7,166
                                                              ---------           ---------           ---------         ---------

NET LOSS                                                       (170,084)             (6,782)             (9,019)         (179,103)

  Unrealized (loss) gain on avail-
   able-for sale securities                                      (4,840)                 --               6,274             1,434
  Change in cumulative translation
   adjustment                                                       120                  --                  26               146
                                                              ---------           ---------           ---------         ---------

COMPREHENSIVE LOSS                                            $(174,804)          $  (6,782)          $  (2,719)        $(177,523)
                                                              =========           =========           =========         =========


                 The accompanying notes to financial statements
                    are an integral part of these statements.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                       (An Exploration Stage Corporation)


                       STATEMENTS OF SHAREHOLDERS' DEFICIT

                  FOR THE PERIOD FROM INCEPTION (MARCH 1, 1999)

                       THROUGH DECEMBER 31, 1999 (AUDITED)

                         AND MARCH 31, 2000 (UNAUDITED)



                                                                          Accumulated
                                                Common Stock                 Other
                                         -------------------------       Comprehensive       Accumulated
                                         Shares             Amount       Income (Loss)         Deficit              Total
                                         ------             ------       -------------         -------              -----
INCEPTION, March 1, 1999                      --         $      --         $      --          $      --          $      --

Issuance of common stock                  22,500             1,800                --                 --              1,800
Change in cumulative
  translation adjustment                      --                --               120                 --                120
Unrealized loss on available-
  for-sale securities                         --                --            (4,840)                --             (4,840)

     Net loss                                 --                --                --           (170,084)          (170,084)
                                       ---------         ---------         ---------          ---------          ---------

BALANCE,
  December 31, 1999                       22,500         $   1,800         $  (4,720)         $(170,084)         $(173,004)

Change in cumulative
  translation adjustment                      --                --                26                 --                 26
Unrealized loss on available-
  for-sale securities                         --                --             6,274                 --              6,274

     Net loss                                 --                --                --             (9,019)            (9,019)
                                       ---------         ---------         ---------          ---------          ---------

BALANCE,
  March 31, 2000                          22,500         $   1,800         $   1,580          $(179,103)         $(175,723)
                                       =========         =========         =========          =========          =========


                 The accompanying notes to financial statements
                    are an integral part of these statements.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                       (An Exploration Stage Corporation)

                            STATEMENTS OF CASH FLOWS


                                                          Period From          Period From                             Period From
                                                           Inception            Inception                               Inception
                                                        (March 1, 1999)      (March 1, 1999)       Three Months      (March 1, 1999)
                                                            Through              Through               Ended             Through
                                                         December 31,           March 31,            March 31,           March 31,
                                                             1999                 1999                 2000                2000
                                                          ---------            ---------            ---------            ---------
                                                                               (Unaudited)          (Unaudited)          (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                $(170,084)           $  (6,782)           $  (9,019)          $(179,103)
  Adjustments to reconcile net loss to net cash
   used in operating activities-
      Increase (decrease) in accounts payable                32,459                   --              (29,813)              2,646
      Increase in accrued interest                            3,968                    1                3,198               7,166
      Increase in non-cash option revenue                   (16,013)                  --                   --             (16,013)
                                                          ---------            ---------            ---------           ---------
        Net cash used in operating activities              (149,670)              (6,781)             (35,634)           (185,304)
                                                          ---------            ---------            ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Advances from North Star                                  129,635                   --                   --             129,635
  Advances from Equistar                                     24,300                6,781               34,867              59,167
  Issuance of common stock                                    1,800                   --                   --               1,800
                                                          ---------            ---------            ---------           ---------
        Net cash provided by financing activities           155,735                6,781               34,867             190,602
                                                          ---------            ---------            ---------           ---------

NET INCREASE IN CASH AND CASH
 EQUIVALENTS                                                  6,065                   --                 (767)              5,298

CASH AND CASH EQUIVALENTS,
  at beginning of period                                         --                   --                6,065                  --
                                                          ---------            ---------            ---------           ---------

CASH AND CASH EQUIVALENTS,
  at end of period                                        $   6,065            $      --            $   5,298           $   5,298
                                                          =========            =========            =========           =========

SUPPLEMENTAL DISCLOSURE OF NON-CASH
 INVESTING ACTIVITY:
    Purchase of investment in International Bravo
      Resources Corporation                               $  16,013            $      --            $      --           $  16,013
                                                          =========            =========            =========           =========


                 The accompanying notes to financial statements
                    are an integral part of these statements.

                        ZEUS CONSOLIDATED HOLDINGS, INC.
                       (An Exploration Stage Corporation)


                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 (AUDITED)

                         AND MARCH 31, 2000 (UNAUDITED)


1.   ORGANIZATION AND DESCRIPTION OF THE BUSINESS AND BASIS OF PRESENTATION:

Organization and Description of the Business

Zeus Consolidated Holdings, Inc., a Nevada corporation (the "Company" or "Zeus") is a private corporation formed on March 1, 1999 for the purpose of exploring and developing properties, in which it holds mineral rights, in the State of Alaska. The three mineral properties in the exploration and development stage of which Zeus has been primarily involved in are known as the Divide, Central and West Pogo properties. Exploration and development of these properties is provided for in a letter agreement with International Bravo Resource Corporation ("Bravo"), a publicly owned British Columbia corporation, the shares of which are traded on the Canadian Venture Exchange. The letter agreement gives Bravo the right to elect to acquire a 51% interest in each of the three properties for a consideration of (1) the issuance by Bravo to Zeus, in accordance with a specified schedule, of 200,000 shares of Bravo common stock for each of the properties in which it elects to acquire such interest and (2) the incurring by Bravo, in accordance with a specified schedule, of expenditures for maintenance, exploration and development totaling to $1 million by December 31, 2002 in the case of each of two of the properties and $3 million by December 31, 2003 in the case of the third property, so that, if Bravo elects to exercise its rights with respect to all three properties, the total consideration under the terms of the agreement will be 600,000 shares of Bravo common stock, which would represent approximately 4.6% of total Bravo shares outstanding as of January 1, 2000 and $5 million of expenditures by Bravo. An initial installment of 150,000 shares was issued to Zeus by Bravo on September 29, 1999, which was recorded by the Company at its fair market value on that date.

It is further provided that each of the properties as to which Bravo completes the required transfer of shares and expenditures will become the subject of a joint venture, or be transferred to a new limited liability company, in which the initial interests of the parties will be 51 percent for Bravo and 49 percent for Zeus, both subject to dilution in the event of an election by a party not to contribute its proportionate share of proposed programs or budgets for future development of the property.

Business Risks

The Company is currently exploring for minerals and has yet to generate any revenues from mineral exploration since inception and there can be no assurance that revenues will be generated during fiscal 2000.

The Company's operations will be significantly affected by the market price of gold. Gold prices can fluctuate widely and are affected by numerous factors that are beyond the Company's control. In July 1999, the market price for gold declined to its lowest level in 20 years. A further sustained period of low gold prices could have a material adverse effect on the Company's financial position, results of operations and its ability to raise adequate financing.

The Company has funding agreements with Equistar Consolidated Holdings LLC ("Equistar") and North Star Exploration, Inc. ("North Star"). North Star and Zeus share substantially common ownership. Equistar is owned 50% by certain shareholders who have a 45% ownership interest in North Star. The remaining 50% interest in Equistar is owned by a Partnership which solely owns a company that has a 45% interest in North Star.

North Star and Equistar have funded the operations of the Company since inception and the Company's ability to continue as a going concern is dependent upon the continued support of Equistar or upon obtaining an alternate source of financing. Equistar is committed to fully fund the operations of the Company until March 31, 2001, unless other financing is secured prior to that time.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying financial statements are presented on the accrual basis of accounting, in accordance with generally accepted accounting principles.

Exploration Stage Enterprise

The Company is in the exploration stage and is accounted for in accordance with Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by Development Stage Enterprises."

Cash and Cash Equivalents

Cash and cash equivalents consist of all cash balances and highly liquid investments with an original maturity of three months or less.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Mineral Rights

Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed, the costs incurred to develop the property will be capitalized. Significant payments related to the acquisition of exploration interests are also capitalized. If a mineable ore body is discovered, acquisition costs will be amortized using a units-of-production method. If no mineable ore body is discovered, acquisition costs will be expensed in the period in which it is determined the property has no future economic value.

Costs such as organization, training and pre-feasibility expenses incurred during the start-up phase of a project will be expensed as incurred.

Income Taxes

The Company follows the provisions of SFAS No. 109, "Accounting for Income Taxes", which requires the use of the asset and liability method of computing deferred income taxes. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary differences between the book basis and tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when those amounts are realized or settled.

Fair Value of Financial Instruments

The carrying values of the Company's cash and cash equivalents, accounts payable and advances from affiliates approximate their estimated fair values due to the short-term maturities of these assets and liabilities.

3.   INCOME TAXES:

The components of deferred taxes follow:

                                                  December 31,    March 31,
                                                     1999           2000
                                                   --------       --------
                                                                 (Unaudited)
     Deferred tax assets:
         Net operating loss carryforwards          $ 59,529       $ 67,164
         Tax basis over book                             --         10,413
                                                   --------       --------
         Net deferred tax asset                      59,529         77,577

         Valuation allowance                        (59,529)       (77,577)
                                                   --------       --------
                                                   $     --       $     --
                                                   ========       ========

At March 31, 2000, the Company had net operating loss carryforwards ("NOL") to offset future income for federal income tax purposes of approximately $179,103.

The Company established a valuation allowance against its deferred tax asset due to the losses incurred by the Company since inception. The Company's ability to generate future taxable income to utilize the NOL is uncertain.

4.   COMMITMENTS AND CONTINGENCIES:

The Company's management believes that it is in compliance with environmental laws and regulations as currently enacted. The Company's management has filed all necessary permits to fulfill current environmental compliance requirements. However, the exact nature of environmental compliance, which the Company may be exposed to in the future, cannot be predicted. This is primarily due to the increasing number, complexity and changing character of environmental requirements that may be enacted by federal and state authorities. Provisions for reclamation will be made when mining begins.

5.    RELATED PARTY TRANSACTIONS:

At March 31, 2000 and December 31, 1999 funds advanced from North Star to Zeus totaled $132,102 and $129,635. The advances from North Star accrue interest at 7% per annum and are due in 2000. At March 31, 2000 and December 31, 1999, accrued interest payable on advances from North Star totaled $6,048 and $3,779, respectively.

In 1999, Equistar advanced funds totaling $24,300 to Zeus. The advances from Equistar accrue interest at 7% per annum and are due in 2000. At March 31, 2000 and December 31, 1999, accrued interest payable on advances from Equistar totaled $1,118 and $189, respectively.

                                   EXHIBIT "I"


                             HAWKS INDUSTRIES, INC.

                              OVERRIDING ROYALTIES
                              FINANCIAL STATEMENTS
                                   (Unaudited)

               AS OF MARCH 31, 2000 AND DECEMBER 31, 1999 AND 1998
             AND FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
              AND THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                            STATEMENTS OF NET ASSETS
               AS OF MARCH 31, 2000 AND DECEMBER 31, 1999 AND 1998
                                   (Unaudited)

                                       MARCH 31,          DECEMBER 31,
                                       ---------     ----------------------
                                         2000          1999          1998
                                       --------      --------      --------

     Oil and gas property              $195,000      $195,000      $283,000
     Less accumulated depletion         111,000       108,000        87,000
                                       --------      --------      --------

     NET ASSETS                        $ 84,000      $ 87,000      $196,000
                                       ========      ========      ========




See Notes to Financial Statements.

                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                        STATEMENTS OF REVENUES, EXPENSES
                            AND CHANGES IN NET ASSETS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
              AND THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                   (Unaudited)

                                                           March 31,                                    December 31,
                                                  ---------------------------         ---------------------------------------------
                                                    2000              1999               1999             1998             1997
                                                  ---------         ---------         ---------         ---------         ---------
Revenues:
     Oil and gas sales                            $  17,000         $  13,000         $  61,000         $ 107,000         $  87,000
                                                  ---------         ---------         ---------         ---------         ---------

Expenses:

     Production costs                                 3,000             2,000            10,000            16,000            10,000

     Depletion expense and
         impairment                                   3,000            86,000           109,000            19,000            22,000

     Allocated corporate
         overhead                                        --                --             3,000             4,000             5,000
                                                  ---------         ---------         ---------         ---------         ---------
                                                      6,000            88,000           122,000            39,000            37,000
                                                  ---------         ---------         ---------         ---------         ---------
                                                     11,000           (75,000)          (61,000)           68,000            50,000
     Income tax                                          --                --                --                --                --
                                                  ---------         ---------         ---------         ---------         ---------

Net income (loss)                                    11,000           (75,000)          (61,000)           68,000            50,000

Net assets, beginning of period                      87,000           196,000           196,000           215,000           237,000

Dividends to Parent Company                         (14,000)          (11,000)          (48,000)          (87,000)          (72,000)
                                                  ---------         ---------         ---------         ---------         ---------
Net assets, end of period                         $  84,000         $ 110,000         $  87,000         $ 196,000         $ 215,000
                                                  =========         =========         =========         =========         =========



See Notes to Financial Statements.

                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                            STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
              AND THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                   (Unaudited)

                                                           March 31,                                   December 31,
                                                   --------------------------          --------------------------------------------
                                                     2000              1999              1999              1998              1997
                                                   --------          --------          --------          --------          --------
Cash flows from operating
activities
Net income (loss)                                  $ 11,000          $(75,000)         $(61,000)         $ 68,000          $ 50,000
Adjustments to reconcile net
    income (loss) to net cash
    provided by operating
    activities
         Depletion                                    3,000             6,000            21,000            19,000            22,000
         Impairment of oil and
            gas property                                 --            80,000            88,000                --                --
                                                   --------          --------          --------          --------          --------
Net cash flows provided by
    operating activities                             14,000            11,000            48,000            87,000            72,000
                                                   --------          --------          --------          --------          --------

Cash flow from investing
    activities                                           --                --                --                --                --
                                                   --------          --------          --------          --------          --------
Cash flow from financing
    activities

Dividends to Parent Company                         (14,000)          (11,000)          (48,000)          (87,000)          (72,000)
                                                   --------          --------          --------          --------          --------
Net cash flows used in
    financing activities                            (14,000)          (11,000)          (48,000)          (87,000)          (72,000)
                                                   --------          --------          --------          --------          --------
Change in cash                                           --                --                --                --                --

Cash beginning of period                                 --                --                --                --                --
                                                   --------          --------          --------          --------          --------
Cash end of period                                 $     --                --          $     --          $     --          $     --
                                                   ========          ========          ========          ========          ========



See Notes to Financial Statements.

                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

The financial statements present only the oil and gas revenue and expenses and allocated corporate overhead from the overriding royalties interest in oil and gas properties owned by Hawks Industries, Inc (The "Company"). In 1992, the Company de-emphasized its oil and gas activities. The overriding royalties are being held as an investment and require a minimum amount of corporate overhead to manage.

1.   Summary of Significant Accounting Policies follow:

          Property and equipment:

          The Company uses the successful efforts method of accounting for oil and gas producing activities as prescribed by Statement of Financial Accounting Standards (SFAS) Statement No. 19, "Financial Accounting and Reporting by Oil and Gas Producing Companies". Under this method, the costs of unsuccessful exploratory wells and delay rentals are expensed as incurred. Lease acquisition costs and costs of drilling and equipping productive exploratory and all development wells are capitalized. Depreciation and depletion of producing properties and equipment is computed by the unit-of-production method using Company estimates of unrecovered proved producing oil and gas reserves.

          Unamortized capital costs of proved oil and gas properties at a field level are reduced to fair value if the sum of expected undiscounted future cash flows is less than net book value. In accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", fair value is determined by discounting expected future cash flows from proved reserves using 10% and 15% discount rates commensurate with the risks involved.

2.   Impairment of Producing Properties

          For the year ended December 31, 1999, the Company recorded an impairment of its producing oil and gas overriding royalty properties in the amount of $88,000. The impairment was recorded to depreciation, depletion and amortization expense. Using a Company authorized reserve study, the Company determined the fair value of the properties using discounted future estimated cash flows.

                             HAWKS INDUSTRIES, INC.
                              OVERRIDING ROYALTIES
                            SUPPLEMENTARY INFORMATION
                 DISCLOSURES OF OIL AND GAS PRODUCING ACTIVITIES
                                   (Unaudited)

Disclosures of Oil and Gas Producing Activities

In accordance with FASB Statement No. 69 "Disclosure About Oil and Gas Activities", the Company presents estimates of oil and gas reserves in order to assist the reader in making an evaluation of the Company's reserves. Inherent in the reserve evaluation process are numerous risks associated with attempting to quantify unknown volumes and unknown costs. The reader is reminded therefore that the following information is not presented as actual, but rather as estimates of future expectations. The following reserve information was based on year-end prices. The reader is reminded that oil and gas prices have fluctuated since year-end and management foresees further fluctuation, both up and down.

         CAPITALIZED COSTS RELATING TO OIL AND GAS PRODUCING ACTIVITIES
                    (All Activities are in the United States)

                                                  MARCH 31,                                    DECEMBER 31,
                                        ---------------------------           ----------------------------------------------
                                          2000               1999               1999               1998               1997
                                        --------           --------           --------           --------           --------
Proved oil and gas
    properties                          $195,000           $203,000           $195,000           $283,000           $283,000
Accumulated depreciation,
   depletion and
   amortization, and
   valuation allowances
                                         111,000             93,000            108,000             87,000             68,000
                                        --------           --------           --------           --------           --------
Net Capitalized costs                   $ 84,000           $110,000           $ 87,000           $196,000           $215,000
                                        ========           ========           ========           ========           ========

Cost  incurred  in  oil  and  gas  acquisition,   exploration,  and  development
activities

The Company had no acquisition, exploration or development costs because its oil and gas interests represent only overriding royalty interests.

Change in reserves

The Company has not had reserve(1) reports prepared since 1991, because of the cost to prepare and oil and gas sales being a minor amount on the Company's Statements of Operations. When required to prepare a reserve report to present information as required by FASB 69, the Company authorized a reserve study at the end of 1999.

----------
(1) The reserves were determined by an independent consulting geologist as of December 31, 1999.

                          RESERVE QUANTITY INFORMATION
                     (All Reserves are in the United States)

                                                 1999                             1998                              1997
                                                 ----                             ----                              ----
                                          Bbls            MCF               Bbls           MCF               Bbls             MCF
Proved developed
    and undeveloped
    reserves
Beginning of year                        7,559          146,791            9,322          163,393           10,422          191,693
Revision of previous
    estimates                              386           12,620              237           18,398               --               --
Production                              (1,000)         (19,500)          (2,000)         (35,000)          (1,100)         (28,300)
                                    -----------------------------------------------------------------------------------------------
End of year                              6,945          139,911            7,559          146,791            9,322          163,393
                                    ===============================================================================================
Proved developed
   reserves:                             6,945          139,911            7,559          146,791            9,322          163,393
                                    ===============================================================================================


       STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOW AND CHANGES
                 THEREIN RELATED TO PROVED OIL AND GAS RESERVES
                     (All Reserves are in the United States)

                       Standardized Measure is as follows:

                                                        1999        1998          1997
                                                     ---------    ---------    ---------
Future cash flows                                    $ 560,000    $ 449,000    $ 610,000
Future production and development cost                 (70,000)     (60,000)     (64,000)
Future Income taxes, net of NOL carryforwards               --           --           --
                                                     ---------    ---------    ---------
Future net cash flows                                  490,000      389,000      546,000
10% annual discount rate                              (290,000)    (213,000)    (304,000)
                                                     ---------    ---------    ---------
     Discounted future net cash flows                $ 200,000    $ 176,000    $ 242,000
                                                     =========    =========    =========
The following  are the principal sources of change
    in the  standardized measure of discounted
    future net cash flows:

Balance, beginning of the year                       $ 176,000    $ 242,000    $ 294,000
Sales, net of production cost                          (51,000)     (91,000)     (48,000)
Net Changes in process and production costs             27,000      (40,000)     (33,000)
Revisions of previous quantity estimates                30,000       41,000           --
Accretion of discount                                   18,000       24,000       29,000
                                                     ---------    ---------    ---------
     Balance, end of year                            $ 200,000    $ 176,000    $ 242,000
                                                     =========    =========    =========

Average Sales Price and Production Costs

The following table reflects information concerning each of the last three fiscal years:

                                                  1999         1998        1997
                                                  ----         ----        ----
Average sales price per bbl                      $14.50        $9.90      $22.00
Average sales price per MCF                        2.38         2.49        2.22
Average production cost per
  net equivalent bbl*                              2.35         2.04        1.72

----------
* Natural gas has been converted into equivalent bbls using a conversion ratio of 6:1.